UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California		90017-5439
(Address of principal executive offices)		(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, IL 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:	(213) 430-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period:	July 1, 2015 - December 31, 2015

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2015

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3
FUND PERFORMANCE DATA	7
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	17
LARGE CAP VALUE FUND	20
MID-CAP VALUE FUND	22
SMALL CAP VALUE FUND	25
SMALL CAP DIVERSIFIED VALUE FUND	28
GLOBAL VALUE FUND	35
VALUE OPPORTUNITIES FUND	38
CAPITAL INCOME FUND	42
HIGH YIELD FUND	49
STATEMENTS OF ASSETS & LIABILITIES	56
STATEMENTS OF OPERATIONS	58
STATEMENTS OF CHANGES IN NET ASSETS	60
FINANCIAL HIGHLIGHTS	65
NOTES TO THE FINANCIAL STATEMENTS	70
FUND EXPENSE EXAMPLES	82
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2015.

OVERVIEW

In the six months ended December 31, 2015, the S&P 500® Index returned +0.2%, the Russell Developed Index returned –3.5%, and the BofA Merrill Lynch US High Yield Index (high yield market) returned –7.0%.

Excluding a handful of richly valued growth stocks, equity index performance over the six month period would have been more negative. In fact, the S&P 500® Equal Weight Index returned –4.0% over the period — a handful of mega capitalization stocks that represent a disproportionate weight in the popular equity indexes enjoyed handsome returns. This was triggered by a perceived (or perhaps misperceived) "flight to safety," while some of it was infatuation with top-line growth. In addition to the mega-cap effect, another dominant factor that drove equity performance was the value effect, or more accurately a lack thereof. The Russell 3000® Value Index underperformed the Russell 3000® Growth Index by 4.4% in the second half of 2015, returning –3.7% compared to +0.7%. While that underperformance is not as severe as the tech bubble of the late 1990s or the financial crisis from 2008 to 2009, it was nevertheless a significant headwind for value investors. History has shown, however, that buying value rewarded the patient investor. Since the inception of the Russell style indices in July 1995, the Russell 3000® Value Index has outperformed the Russell 3000® Growth Index by more than 113%, cumulatively. We see nothing in this market that suggests value has lost its long-term appeal.

The yield-to-worst on the high yield market climbed to 8.8% and spreads widened to 695 basis points — the highest levels since 2011. Short term interest rates rose while long term rates were relatively steady, which flattened the yield curve (though it remains upward sloping). Excluding energy and metals/mining, spreads on the market are 14% wider than the historical median, which we believe represents an interesting opportunity given the nearly non-existent default activity outside these sectors (0.3% default rate in 2015 ex energy and metals/mining). Including these sectors, spreads are 34% wider than the historical median.

Investors have expressed concerns about economic growth driven by a slowdown in China. The world's second largest economy is experiencing growing pains that are affecting economies beyond its borders. Economically sensitive market segments such as heavy industry, basic materials, and energy have been punished accordingly. The precipitous decline in these economically sensitive industries has resulted in statistically significant value dislocations, and in select circumstances, attractive investment opportunities. The energy and metals/mining sectors have been hit particularly hard in both credit and global equity markets. Brent crude oil has fallen 67% over the past 1.5 years, including its 35% decline in 2015. Concerns about weak demand and excess supply have combined to pressure crude prices — supply being the dominant factor. Supply concerns are focused on increased production, most notably from US shale regions, and potentially Iran going forward. Given the dramatic decline in energy prices, however, capital spending budgets have been slashed. We believe the combination of capex cuts and natural decline rates will cause a slowdown, or even a decline in production within a reasonable timeframe. This would put upward pressure on energy prices. Our strategy has been to invest in high-yielding senior secured credits with sufficient asset coverage and undervalued equities with solid balance sheet strength. We believe these holdings are well-positioned to benefit from a rise in crude prices but we are comforted by strong asset coverage and/or balance sheets, and resilient cash flows in the event crude prices remain low for a prolonged period.

Our experience has taught us that remaining true to our value investment philosophy and disciplined in our approach is the best course of action regardless of market temperament.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –9.29% for the six month period ended December 31, 2015 compared to the Russell 1000® Value Index return of –3.23%.

The Fund underperformed the Russell 1000® Value Index over the six month period. Mega cap stocks (those with market capitalizations above $100B) posted a small positive return over the period while the rest of the market declined. The Fund's underweight position in mega caps (average weight of 31% vs. 39% for the index) detracted from relative performance during the period. The Fund was also overweight stocks with low valuations, which also hurt performance as growth outpaced value; the Fund's average weight to the lowest price-to-book quintile was 37% compared to approximately 20% for the index. Positive stock selection in materials combined with underweight positions in materials and energy helped relative performance over the six months. The largest individual contributors were Microsoft, Chubb, and AIG. Stock selection in energy, industrials, and utilities detracted from performance. The largest individual detractors were Marathon Oil, Cobalt International Energy, and Cummins.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of –8.58% for the six month period ended December 31, 2015, compared to the Russell 1000® Value Index return of –3.23%.

During the six months ended December 31, 2015, the Fund underperformed the Russell 1000® Value Index. Stock selection in energy, industrials, and utilities detracted from performance during the period. The Fund's underweight to mega cap stocks (average weight of 34% vs. 39%) hurt relative performance as did the Fund's overweight to the lowest valuation cohort (average weight of 39% vs. 20% for the index in the lowest price-to-book quintile). Mega cap, momentum-led markets are not conducive to our bottom-up, fundamental value process. On the positive side, an underweight exposure to energy and materials along with stock selection in materials helped relative performance. The largest individual contributors were Chubb, Microsoft, and PPL; the largest individual detractors were Marathon Oil, Murphy Oil, and Cummins.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –11.13% for the six month period ended December 31, 2015, compared to the Russell Midcap® Value Index return of –5.17%.

The Fund underperformed the Russell Midcap® Value Index over the six month period. The Fund's average weight in stocks with a market cap of less than $5 billion was 42% compared to 18% for the index.

Smaller cap stocks underperformed larger cap stocks by a considerable margin during this period, so this exposure hurt relative performance. The Fund's penchant for low valued stocks also detracted from performance as mid cap growth stocks handily outperformed mid cap value stocks; the Fund's average weight to the lowest price-to-book quintile was 39% compared to approximately 20% for the index. While stock selection in energy was positive, the Fund's overweight position in the market's worst-performing sector hurt relative performance. Positive stock selection in health care and an overweight in information technology helped relative performance; the largest individual contributors during the period were Con-way, Great Plains Energy, and CDW. Stock selection in financials and industrials were performance detractors; the largest individual detractors during the period were Navistar, Cobalt International Energy, and Kosmos Energy.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –10.51% for the six month period ended December 31, 2015, compared to the Russell 2000® Value Index return of –8.17%.

Over the six month period ended December 31, 2015, the Fund underperformed the Russell 2000® Value Index. Stock selection in financials was the primary performance detractor over the period, along with the underweight exposure to real estate investment trusts (REITs) relative to the index; REITs held up better than the overall market and the Fund was underweight by an average of approximately 10 percentage points over the period. The overweight position in materials also detracted from relative performance. Positive stock selection in information technology and industrials along with an underweight exposure to energy helped relative performance over the six months. The largest individual contributors were Con-way, Great Plains Energy, and Extreme Networks; the largest individual detractors were Horsehead Holding, Hanger, and Navistar.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –9.21% for the six month period ended December 31, 2015, compared to the Russell 2000® Value Index return of –8.17%.

The Fund underperformed the Russell 2000® Value Index over the six month period. The Fund's average exposure to stocks with a market cap of less than $500 million was more than 40% compared to the index at 11%, which hurt relative performance as smaller cap stocks underperformed considerably during the period. The Fund was also overweight the lowest valuation quintile (as measured by price-to-book ratio) by about 15 percentage points, which was also a detractor as the lowest valued stocks underperformed the highest valued stocks over the six months. Overall stock selection was positive and was particularly strong in financials, energy, and consumer staples.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –7.81% for the six month period ended December 31, 2015, compared to the Russell Developed Index return of –3.46%.

For the six month period ended December 31, 2015, the Fund underperformed the Russell Developed Index. Global value stocks underperformed global growth stocks; the Fund's value style was the primary performance headwind over the period. The Fund was overweight small and mid cap stocks relative to the index (43% vs. 35% average weight in stocks with a market cap less than 20 billion USD), which also hurt relative performance as large caps outperformed small/mid caps. Stock selection in consumer staples and energy were performance detractors. On the positive side, stock selection in financials, materials, and consumer discretionary helped relative performance. The largest individual contributors were Con-way, RSA Insurance, and Microsoft; the largest individual detractors were Navistar, Rockhopper Exploration, and WorleyParsons.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of –7.95% for the six month period ended December 31, 2015, compared to the S&P 500® Index return of 0.15%.

The Fund underperformed the S&P 500® over the six month period. Smaller cap stocks underperformed larger cap stocks by a wide margin over this period, which did not bode well for the Fund's go-anywhere approach. The Fund's average exposure to small and mid cap stocks was 44% compared to 16% for the S&P 500® Index — this was a considerable headwind. Also, the Fund's value style detracted from performance as value stocks lagged growth stocks. Positive security selection in financials along with an underweight exposure to energy and health care helped relative performance over the six month period; the largest individual contributors were Con-way, RSA Insurance, and Great Plains Energy. Security selection in consumer discretionary, consumer staples, and health care hurt relative performance; the largest individual detractors were WorleyParsons, Horsehead Holding, and Noranda Aluminum bonds.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of –8.91% for the six month period ended December 31, 2015, compared to the 50/50 blended benchmark of the S&P 500® Index and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index return of 0.56%.

In the six month period ended December 31, 2015, the Fund underperformed the 50/50 blended benchmark. The Fund's average equity exposure over the period was 56% compared to the long-term target of 50%, with the balance invested in high yield bonds. The equity overweight hurt relative performance over the period because the equity portion of the portfolio underperformed the high yield portion of the portfolio.

The equity portion of the Fund underperformed the S&P 500® over the six month period. The Fund's average exposure to small and mid cap stocks (<$20 billion in market cap) was nearly 40% compared to 16% for the index; this hurt relative performance as smaller cap stocks underperformed larger cap stocks by a considerable margin over the period. The Fund's value bias also hurt performance as growth stocks outpaced value stocks. More than a third of the equity portion of the portfolio was invested in the lowest price-to-book quintile, which was the worst-performing cohort. Positive stock selection in health care and materials, along with an overweight allocation to utilities helped relative performance over the period; the largest individual contributors were Con-way, Chubb, and PPL. Stock selection in consumer staples, energy, and financials detracted from performance; the largest individual detractors were Marathon Oil, Fifth Street Asset Management, and Murphy Oil.

The high yield portion of the Fund lagged the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index and the BofA Merrill Lynch US High Yield Index over the six month period. Performance relative to the high yield index was hurt by the overweight position in energy credits, although most of this was offset by positive credit selection in the sector. Credit selection in retail and basic industry were performance detractors.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –7.83% for the six month period ended December 31, 2015, compared to the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index return of –5.34%.

The Fund underperformed the BofA Merrill Lynch US High Yield Index over the six month period. The Fund was overweight single B rated credits and underweight BB rated credits, which hurt relative performance as higher rated credits outperformed. Overall credit selection was positive over the six months; credit selection was particularly strong in energy, basic industry, and technology & electronics. While the Fund's credits held up better than the benchmark's credits in energy and basic industry, the Fund's overweight exposure hurt relative performance.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager	Scott McBride Fund Manager

Judd Peters Fund Manager	Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund Managers as of December 31, 2015. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2015. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given periods. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Capital Expenditure (CAPEX) are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a measure of the price sensitivity of a bond to interest rate movements.

Market Capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price/Book (P/B) is the price of a stock divided by its book value. Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield-to-Worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

The Value Opportunities Fund held futures contracts that had an overall positive impact on the Fund's performance over the six month period. The Capital Income Fund and High Yield Fund held credit default swap contracts that had an overall positive impact on the Fund's performance over the six month period.

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

S&P 500® Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500®. The index includes the same constituents as the capitalization weighted S&P 500®, but each company in the S&P 500® EWI is allocated a fixed weight — or 0.2% of the index total at each quarterly rebalance.

Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	–9.29%	–7.90%	9.88%	3.81%	5.78%
Class A
Average annual total return (with sales charge)	–14.15%	–12.90%	8.45%	3.00%	5.02%
Average annual total return (without sales charge)	–9.40%	–8.07%	9.63%	3.55%	5.52%
Class C
Average annual total return (with CDSC)	–10.70%	–9.77%	8.81%	2.81%	4.76%
Average annual total return (without CDSC)	–9.70%	–8.77%	8.81%	2.81%	4.76%
S&P 500® Index††
Average annual total return	0.15%	1.38%	12.57%	7.31%	7.85%
Russell 1000® Index††
Average annual total return	–0.78%	0.92%	12.44%	7.40%	8.13%
Russell 1000® Value Index††
Average annual total return	–3.23%	–3.83%	11.27%	6.16%	7.18%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–8.58%	–7.77%	10.74%	3.78%	8.72%
Class A
Average annual total return (with sales charge)	–13.48%	–12.81%	9.28%	2.96%	8.27%
Average annual total return (without sales charge)	–8.68%	–7.97%	10.47%	3.52%	8.47%
Class C
Average annual total return (with CDSC)	–10.06%	–9.67%	9.64%	2.79%	7.65%
Average annual total return (without CDSC)	–9.06%	–8.67%	9.64%	2.79%	7.65%
Class R
Average annual total return	–8.82%	–8.24%	10.19%	3.26%	8.19%
S&P 500® Index††
Average annual total return	0.15%	1.38%	12.57%	7.31%	9.31%
Russell 1000® Index††
Average annual total return	–0.78%	0.92%	12.44%	7.40%	9.43%
Russell 1000® Value Index††
Average annual total return	–3.23%	–3.83%	11.27%	6.16%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–11.13%	–12.53%	10.88%	6.87%	12.11%
Class A
Average annual total return (with sales charge)	–15.90%	–17.33%	9.42%	6.03%	11.52%
Average annual total return (without sales charge)	–11.24%	–12.75%	10.61%	6.61%	11.84%
Class C
Average annual total return (with CDSC)	–12.58%	–14.42%	9.77%	5.89%	11.03%
Average annual total return (without CDSC)	–11.58%	–13.42%	9.77%	5.89%	11.03%
Class R
Average annual total return	–11.35%	–12.98%	10.34%	6.34%	11.63%
Russell Midcap® Index††
Average annual total return	–4.68%	–2.44%	11.44%	8.00%	9.85%
Russell Midcap® Value Index††
Average annual total return	–5.17%	–4.78%	11.25%	7.61%	10.17%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–10.51%	–8.91%	10.20%	6.04%	11.56%
Class A
Average annual total return (with sales charge)	–15.29%	–13.91%	8.75%	5.21%	11.12%
Average annual total return (without sales charge)	–10.60%	–9.13%	9.93%	5.78%	11.31%
Class C
Average annual total return (with CDSC)	–11.95%	–10.81%	9.11%	5.09%	10.51%
Average annual total return (without CDSC)	–10.95%	–9.81%	9.11%	5.09%	10.51%
Russell 2000® Index††
Average annual total return	–8.75%	–4.41%	9.19%	6.80%	9.52%
Russell 2000® Value Index††
Average annual total return	–8.17%	–7.47%	7.67%	5.57%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	Since 6/30/14*
Class I
Average annual total return	–9.21%	–9.03%	–4.40%
Class A
Average annual total return (with sales charge)	–14.06%	–13.90%	–7.96%
Average annual total return (without sales charge)	–9.34%	–9.16%	–4.63%
Russell 2000® Index††
Average annual total return	–8.75%	–4.41%	–1.90%
Russell 2000® Value Index††
Average annual total return	–8.17%	–7.47%	–5.03%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	Since 12/31/12*
Class I
Average annual total return	–7.81%	–6.24%	9.36%
Class A
Average annual total return (with sales charge)	–12.69%	–11.28%	7.18%
Average annual total return (without sales charge)	–7.86%	–6.36%	9.11%
Russell Developed Index††
Average annual total return	–3.46%	–0.24%	10.47%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	–7.95%	–3.33%	12.03%	8.21%	12.49%
Class A
Average annual total return (with sales charge)	–12.87%	–8.65%	10.55%	7.35%	11.81%
Average annual total return (without sales charge)	–8.05%	–3.58%	11.75%	7.94%	12.27%
Class C
Average annual total return (with CDSC)	–9.41%	–5.29%	10.91%	7.19%	11.41%
Average annual total return (without CDSC)	–8.41%	–4.29%	10.91%	7.19%	11.41%
S&P 500® Index††
Average annual total return	0.15%	1.38%	12.57%	7.31%	8.90%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index description on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	Since 12/31/10* (5 Years)
Class I
Average annual total return	–8.91%	–8.25%	8.22%
Class A
Average annual total return (with sales charge)	–13.35%	–12.68%	7.51%
Average annual total return (without sales charge)	–9.03%	–8.30%	8.56%
S&P 500® Index††
Average annual total return	0.15%	1.38%	12.57%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	0.67%	0.58%	3.32%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2015	Six Months	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	–7.83%	–4.30%	4.87%	10.89%
Class A
Average annual total return (with sales charge)	–11.36%	–8.17%	3.79%	9.88%
Average annual total return (without sales charge)	–7.93%	–4.60%	4.59%	10.50%
Class C
Average annual total return (with CDSC)	–9.38%	–6.34%	3.78%	9.75%
Average annual total return (without CDSC)	–8.38%	–5.34%	3.78%	9.75%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	–5.34%	–2.79%	5.25%	11.03%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 7.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.65%
Microsoft Corp.	4.38%
Citigroup, Inc.	4.13%
Bank of America Corp.	4.09%
Corning, Inc.	4.03%
Oracle Corp.	3.09%
JPMorgan Chase & Company	3.00%
Hess Corp.	2.91%
GlaxoSmithKline PLC	2.46%
Calpine Corp.	2.33%
COMMON STOCKS — 99.70%	Shares Held	Value
CONSUMER DISCRETIONARY — 14.36% Auto Components — 2.17%
Johnson Controls, Inc.	255,200	$10,077,848
Automobiles — 4.33%
General Motors Company	274,900	9,349,349
Harley-Davidson, Inc.	77,000	3,495,030
Honda Motor Company Ltd. — ADR	229,100	7,315,163
		20,159,542
Media — 4.76%
CBS Corp.	83,800	3,949,494
Comcast Corp.	122,600	6,918,318
Discovery Communications, Inc. (a)	233,100	6,219,108
The Interpublic Group of Companies, Inc.	114,600	2,667,888
Omnicom Group, Inc.	31,400	2,375,724
		22,130,532
Multiline Retail — 1.66%
Nordstrom, Inc. (c)	69,300	3,451,833
Target Corp.	58,500	4,247,685
		7,699,518
Specialty Retail — 1.44%
Bed Bath & Beyond, Inc. (a)	139,200	6,716,400
TOTAL CONSUMER DISCRETIONARY		66,783,840
CONSUMER STAPLES — 2.27% Food & Staples Retailing — 1.06%
Wal-Mart Stores, Inc.	80,300	4,922,390
Food Products — 1.21%
Bunge Ltd.	30,600	2,089,368
Kellogg Company	49,000	3,541,230
		5,630,598
TOTAL CONSUMER STAPLES		10,552,988
	Shares Held	Value
ENERGY — 9.83% Oil, Gas & Consumable Fuels — 9.83%
Cobalt International Energy, Inc. (a)	1,292,700	$6,980,580
Hess Corp.	279,400	13,545,312
Kosmos Energy Ltd. (a)	443,500	2,306,200
Marathon Oil Corp.	809,800	10,195,382
Murphy Oil Corp.	193,200	4,337,340
Royal Dutch Shell PLC — ADR	182,562	8,359,514
TOTAL ENERGY		45,724,328
FINANCIALS — 27.48% Banks — 14.97%
Bank of America Corp.	1,131,322	19,040,149
Citigroup, Inc.	370,974	19,197,905
Citizens Financial Group, Inc.	317,200	8,307,468
JPMorgan Chase & Company	211,300	13,952,139
SunTrust Banks, Inc.	108,000	4,626,720
Wells Fargo & Company	83,334	4,530,036
		69,654,417
Capital Markets — 3.53%
The Bank of New York Mellon Corp.	60,400	2,489,688
The Goldman Sachs Group, Inc.	25,700	4,631,911
Morgan Stanley	146,100	4,647,441
State Street Corp.	70,200	4,658,472
		16,427,512
Consumer Finance — 1.81%
Capital One Financial Corp.	116,400	8,401,752
Insurance — 7.17%
The Allstate Corp.	98,800	6,134,492
American International Group, Inc.	348,800	21,615,136
Unum Group	168,400	5,606,036
		33,355,664
TOTAL FINANCIALS		127,839,345

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 10.92% Health Care Equipment & Supplies — 2.55%
Medtronic PLC	90,982	$6,998,336
Zimmer Biomet Holdings, Inc.	47,300	4,852,507
		11,850,843
Health Care Providers & Services — 3.68%
Anthem, Inc.	51,900	7,236,936
Express Scripts Holding Company (a)	67,200	5,873,952
Humana, Inc.	22,400	3,998,624
		17,109,512
Pharmaceuticals — 4.69%
GlaxoSmithKline PLC — ADR	283,900	11,455,365
Sanofi — ADR	243,600	10,389,540
		21,844,905
TOTAL HEALTH CARE		50,805,260
INDUSTRIALS — 9.73% Aerospace & Defense — 2.54%
The Boeing Company	30,800	4,453,372
Embraer SA — ADR	77,400	2,286,396
Rockwell Collins, Inc.	54,700	5,048,810
		11,788,578
Electrical Equipment — 1.03%
Eaton Corp. PLC	91,500	4,761,660
Industrial Conglomerates — 0.52%
Koninklijke Philips NV	95,514	2,430,831
Machinery — 5.64%
CNH Industrial NV (c)	920,300	6,294,852
Cummins, Inc.	120,800	10,631,608
PACCAR, Inc.	72,300	3,427,020
Parker-Hannifin Corp.	60,800	5,896,384
		26,249,864
TOTAL INDUSTRIALS		45,230,933
INFORMATION TECHNOLOGY — 16.45% Communications Equipment — 1.54%
Telefonaktiebolaget LM Ericsson — ADR	745,700	7,166,177
Electronic Equipment, Instruments & Components — 4.03%
Corning, Inc.	1,024,800	18,733,344
IT Services — 0.57%
Teradata Corp. (a)	99,800	2,636,716
	Shares Held	Value
Software — 7.47%
Microsoft Corp.	367,500	$20,388,900
Oracle Corp.	393,400	14,370,902
		34,759,802
Technology Hardware, Storage & Peripherals — 2.84%
Hewlett Packard Enterprise Company	655,800	9,968,160
HP, Inc.	273,300	3,235,872
		13,204,032
TOTAL INFORMATION TECHNOLOGY		76,500,071
MATERIALS — 0.99% Containers & Packaging — 0.49%
Packaging Corp. of America	36,500	2,301,325
Paper & Forest Products — 0.50%
International Paper Company	61,300	2,311,010
TOTAL MATERIALS		4,612,335
TELECOMMUNICATION SERVICES — 2.09% Wireless Telecommunication Services — 2.09%
Vodafone Group PLC — ADR	301,763	9,734,875
TOTAL TELECOMMUNICATION SERVICES		9,734,875
UTILITIES — 5.58% Electric Utilities — 1.81%
PPL Corp.	105,400	3,597,302
The Southern Company	102,900	4,814,691
		8,411,993
Independent Power and Renewable Electricity Producers — 3.77%
Calpine Corp. (a)	749,600	10,846,712
NRG Energy, Inc.	569,700	6,705,369
		17,552,081
TOTAL UTILITIES		25,964,074
Total common stocks (Cost $535,245,316)		463,748,049
Total long-term investments (Cost $535,245,316)		463,748,049
COLLATERAL FOR SECURITIES ON LOAN — 1.38%
Money Market Funds — 1.38%
Invesco Government & Agency Portfolio, 0.13%^	6,428,194	6,428,194
Total collateral for securities on loan (Cost $6,428,194)		6,428,194

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Diversified Value Fund (Unaudited)

SHORT-TERM INVESTMENTS — 0.22%	Principal Amount	Value
Time Deposits — 0.22%
Wells Fargo & Company, 0.09%, 01/04/2016*	$1,040,248	$1,040,248
Total short-term investments (Cost $1,040,248)		1,040,248
Total investments — 101.30% (Cost $542,713,758)		471,216,491
Liabilities in excess of other assets — (1.30)%		(6,061,670)
Net assets — 100.00%		$465,154,821

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $6,280,223. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.09%
Microsoft Corp.	4.49%
Citigroup, Inc.	4.43%
Bank of America Corp.	4.32%
Corning, Inc.	4.02%
JPMorgan Chase & Company	3.50%
Oracle Corp.	3.12%
Hess Corp.	2.90%
Cummins, Inc.	2.79%
GlaxoSmithKline PLC	2.61%
COMMON STOCKS — 99.54%	Shares Held	Value
CONSUMER DISCRETIONARY — 12.87% Auto Components — 2.26%
Johnson Controls, Inc.	361,500	$14,275,635
Automobiles — 4.47%
General Motors Company	369,900	12,580,299
Harley-Davidson, Inc.	104,400	4,738,716
Honda Motor Company Ltd. — ADR	340,200	10,862,586
		28,181,601
Media — 3.08%
CBS Corp.	114,300	5,386,959
Comcast Corp.	165,100	9,316,593
Discovery Communications, Inc. (a)	176,000	4,695,680
		19,399,232
Multiline Retail — 1.39%
Target Corp.	120,400	8,742,244
Specialty Retail — 1.67%
Bed Bath & Beyond, Inc. (a)	218,800	10,557,100
TOTAL CONSUMER DISCRETIONARY		81,155,812
CONSUMER STAPLES — 2.58% Food & Staples Retailing — 1.29%
Wal-Mart Stores, Inc.	132,900	8,146,770
Food Products — 0.76%
Kellogg Company	66,300	4,791,501
Tobacco — 0.53%
Philip Morris International, Inc.	37,600	3,305,416
TOTAL CONSUMER STAPLES		16,243,687
ENERGY — 9.28% Oil, Gas & Consumable Fuels — 9.28%
Hess Corp.	377,100	18,281,808
Marathon Oil Corp.	1,201,500	15,126,885
Murphy Oil Corp. (c)	501,500	11,258,675
Royal Dutch Shell PLC — ADR	303,472	13,895,983
TOTAL ENERGY		58,563,351
	Shares Held	Value
FINANCIALS — 27.65% Banks — 15.00%
Bank of America Corp.	1,618,649	$27,241,862
Citigroup, Inc.	540,288	27,959,904
Citizens Financial Group, Inc.	356,900	9,347,211
JPMorgan Chase & Company	334,200	22,067,226
Wells Fargo & Company	147,563	8,021,525
		94,637,728
Capital Markets — 2.77%
The Goldman Sachs Group, Inc.	35,600	6,416,188
State Street Corp.	166,500	11,048,940
		17,465,128
Consumer Finance — 2.02%
Capital One Financial Corp.	176,400	12,732,552
Insurance — 7.86%
The Allstate Corp.	136,100	8,450,449
American International Group, Inc.	517,900	32,094,263
Unum Group	271,500	9,038,235
		49,582,947
TOTAL FINANCIALS		174,418,355
HEALTH CARE — 11.30% Health Care Equipment & Supplies — 3.37%
Medtronic PLC	143,700	11,053,404
Zimmer Biomet Holdings, Inc.	99,100	10,166,669
		21,220,073
Health Care Providers & Services — 3.00%
Anthem, Inc.	93,700	13,065,528
Humana, Inc.	32,700	5,837,277
		18,902,805

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
Pharmaceuticals — 4.93%
GlaxoSmithKline PLC — ADR	408,400	$16,478,940
Sanofi — ADR	343,300	14,641,745
		31,120,685
TOTAL HEALTH CARE		71,243,563
INDUSTRIALS — 9.17% Aerospace & Defense — 1.72%
The Boeing Company	53,100	7,677,729
Embraer SA — ADR	107,000	3,160,780
		10,838,509
Industrial Conglomerates — 0.53%
Koninklijke Philips NV	131,041	3,334,994
Machinery — 6.50%
CNH Industrial NV (c)	1,274,300	8,716,212
Cummins, Inc.	200,100	17,610,801
PACCAR, Inc.	106,100	5,029,140
Parker-Hannifin Corp.	99,800	9,678,604
		41,034,757
Professional Services — 0.42%
ManpowerGroup, Inc.	31,400	2,646,706
TOTAL INDUSTRIALS		57,854,966
INFORMATION TECHNOLOGY — 16.28% Communications Equipment — 1.53%
Telefonaktiebolaget LM Ericsson — ADR	1,007,300	9,680,153
Electronic Equipment, Instruments & Components — 4.02%
Corning, Inc.	1,386,900	25,352,532
Software — 7.61%
Microsoft Corp.	510,500	28,322,540
Oracle Corp.	539,000	19,689,670
		48,012,210
Technology Hardware, Storage & Peripherals — 3.12%
Hewlett Packard Enterprise Company	1,004,700	15,271,440
HP, Inc.	370,400	4,385,536
		19,656,976
TOTAL INFORMATION TECHNOLOGY		102,701,871
MATERIALS — 1.74% Paper & Forest Products — 1.74%
International Paper Company	291,500	10,989,550
TOTAL MATERIALS		10,989,550
TELECOMMUNICATION SERVICES — 2.60% Wireless Telecommunication Services — 2.60%
Vodafone Group PLC — ADR	507,644	16,376,595
TOTAL TELECOMMUNICATION SERVICES		16,376,595
	Shares Held	Value
UTILITIES — 6.07% Electric Utilities — 2.06%
PPL Corp.	190,600	$6,505,178
The Southern Company	139,400	6,522,526
		13,027,704
Independent Power and Renewable Electricity Producers — 4.01%
Calpine Corp. (a)	1,012,600	14,652,322
NRG Energy, Inc.	902,500	10,622,425
		25,274,747
TOTAL UTILITIES		38,302,451
Total common stocks (Cost $739,211,430)		627,850,201
Total long-term investments (Cost $739,211,430)		627,850,201
COLLATERAL FOR SECURITIES ON LOAN — 2.00%
Money Market Funds — 2.00%
Invesco Government & Agency Portfolio, 0.13%^	12,571,611	12,571,611
Total collateral for securities on loan (Cost $12,571,611)		12,571,611
SHORT-TERM INVESTMENTS — 0.34%	Principal Amount
Time Deposits — 0.34%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.09%, 01/04/2016*	$2,137,012	2,137,012
Total short-term investments (Cost $2,137,012)		2,137,012
Total investments — 101.88% (Cost $753,920,053)		642,558,824
Liabilities in excess of other assets — (1.88)%		(11,828,321)
Net assets — 100.00%		$630,730,503

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $12,308,904. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

* Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.19)%.

Largest Equity Holdings	Percent of net assets
Calpine Corp.	3.94%
ARRIS Group, Inc.	3.66%
Popular, Inc.	3.64%
Citizens Financial Group, Inc.	3.52%
Ophir Energy PLC	3.49%
Kohl's Corp.	3.37%
Cairn Energy PLC	3.12%
Great Plains Energy, Inc.	3.02%
Regions Financial Corp.	2.99%
Corning, Inc.	2.94%
COMMON STOCKS — 100.19%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.01% Auto Components — 2.42%
The Goodyear Tire & Rubber Company	1,775,400	$58,002,318
Household Durables — 1.83%
TRI Pointe Group, Inc. (a)	3,461,400	43,855,938
Media — 2.90%
Discovery Communications, Inc. (a)	1,226,700	32,728,356
News Corp.	2,758,500	36,853,560
		69,581,916
Multiline Retail — 3.37%
Kohl's Corp.	1,695,800	80,770,954
Specialty Retail — 4.49%
Bed Bath & Beyond, Inc. (a)	839,100	40,486,575
Best Buy Company, Inc.	546,700	16,647,015
Office Depot, Inc. (a)	2,783,100	15,696,684
Rent-A-Center, Inc.	876,900	13,127,193
Staples, Inc.	2,310,500	21,880,435
		107,837,902
TOTAL CONSUMER DISCRETIONARY		360,049,028
CONSUMER STAPLES — 1.67% Food Products — 1.67%
Bunge Ltd.	586,300	40,032,564
TOTAL CONSUMER STAPLES		40,032,564
ENERGY — 16.43% Energy Equipment & Services — 1.01%
McDermott International, Inc. (a) (c)	3,419,100	11,453,985
Rowan Companies PLC	751,400	12,736,230
		24,190,215
	Shares Held	Value
Oil, Gas & Consumable Fuels — 15.42%
Cairn Energy PLC (a) (b) (f)	32,297,400	$74,748,248
Cobalt International Energy, Inc. (a)	11,448,000	61,819,200
Comstock Resources, Inc. (a) (b)	5,102,800	9,542,236
Hess Corp.	602,900	29,228,592
Kosmos Energy Ltd. (a)	11,158,300	58,023,160
Marathon Oil Corp.	2,066,500	26,017,235
Ophir Energy PLC (a) (b) (f)	58,005,300	83,679,997
Range Resources Corp. (c)	1,086,400	26,736,304
		369,794,972
TOTAL ENERGY		393,985,187
FINANCIALS — 30.24% Banks — 15.24%
CIT Group, Inc.	917,600	36,428,720
Citizens Financial Group, Inc.	3,221,100	84,360,609
Fifth Third Bancorp	1,072,700	21,561,270
Popular, Inc.	3,079,300	87,267,362
Regions Financial Corp.	7,478,100	71,789,760
SunTrust Banks, Inc.	1,237,100	52,997,364
Zions Bancorporation	402,100	10,977,330
		365,382,415
Consumer Finance — 0.69%
Santander Consumer USA Holdings, Inc. (a)	1,048,400	16,617,140
Insurance — 11.10%
Alleghany Corp. (a)	48,670	23,260,853
Brown & Brown, Inc.	1,779,900	57,134,790
Enstar Group Ltd. (a)	77,640	11,649,106
Unum Group	1,131,400	37,664,306
White Mountains Insurance Group Ltd.	93,790	68,167,510
Willis Group Holdings PLC	1,405,500	68,265,135
		266,141,700

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Real Estate Investment Trusts — 1.58%
Corrections Corp. of America	457,000	$12,105,930
The GEO Group, Inc.	888,600	25,689,426
		37,795,356
Thrifts & Mortgage Finance — 1.63%
PHH Corp. (a)	2,415,600	39,132,720
TOTAL FINANCIALS		725,069,331
HEALTH CARE — 0.14% Health Care Providers & Services — 0.14%
LifePoint Health, Inc. (a)	46,100	3,383,740
TOTAL HEALTH CARE		3,383,740
INDUSTRIALS — 7.34% Aerospace & Defense — 1.18%
Embraer SA — ADR	961,200	28,393,848
Air Freight & Logistics — 3.15%
Royal Mail PLC (f)	9,843,500	64,474,105
XPO Logistics, Inc. (a) (c)	402,700	10,973,575
		75,447,680
Machinery — 3.01%
Allison Transmission Holdings, Inc.	459,800	11,904,222
Cummins, Inc.	122,900	10,816,429
Navistar International Corp. (a) (b) (c)	5,605,800	49,555,272
		72,275,923
TOTAL INDUSTRIALS		176,117,451
INFORMATION TECHNOLOGY — 19.89% Communications Equipment — 3.66%
ARRIS Group, Inc. (a)	2,871,200	87,772,584
Electronic Equipment, Instruments & Components — 8.23%
Avnet, Inc.	1,384,700	59,320,548
CDW Corp.	781,000	32,833,240
Corning, Inc.	3,850,200	70,381,656
Ingram Micro, Inc.	1,147,800	34,870,164
		197,405,608
IT Services — 1.14%
Teradata Corp. (a)	1,033,100	27,294,502
Semiconductors & Semiconductor Equipment — 3.31%
Marvell Technology Group Ltd.	4,366,900	38,516,058
ON Semiconductor Corp. (a)	4,172,100	40,886,580
		79,402,638
Software — 1.20%
Symantec Corp.	1,224,300	25,710,300
Xura, Inc. (a)	122,080	3,000,726
		28,711,026
	Shares Held		Value
Technology Hardware, Storage & Peripherals — 2.35%
Hewlett Packard Enterprise Company		3,702,800	$56,282,560
TOTAL INFORMATION TECHNOLOGY			476,868,918
UTILITIES — 9.47% Electric Utilities — 3.02%
Great Plains Energy, Inc.		2,649,800	72,366,038
Independent Power and Renewable Electricity Producers — 6.45%
Calpine Corp. (a)		6,536,800	94,587,496
NRG Energy, Inc.		5,101,200	60,041,124
			154,628,620
TOTAL UTILITIES			226,994,658
Total common stocks (Cost $2,783,614,748)			2,402,500,877
Total long-term investments (Cost $2,783,614,748)			2,402,500,877
COLLATERAL FOR SECURITIES ON LOAN — 2.25%
Money Market Funds — 2.25%
Invesco Government & Agency Portfolio, 0.13%^		53,843,128	53,843,128
Total collateral for securities on loan (Cost $53,843,128)			53,843,128
SHORT-TERM INVESTMENTS — 0.00%	Principal Amount
Time Deposits — 0.00%
Brown Brothers Harriman & Co., 0.08%, 01/04/2016*	GBP	30	45
Total short-term investments (Cost $45)			45
Total investments — 102.44% (Cost $2,837,457,921)			2,456,344,050
Liabilities in excess of other assets — (2.44)%			(58,406,629)
Net assets — 100.00%			$2,397,937,421

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $52,659,208. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $222,902,350, which represented 9.30% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of December 31, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

* Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.07)%.

Largest Equity Holdings	Percent of net assets
Great Plains Energy, Inc.	5.55%
Horace Mann Educators Corp.	4.94%
Rush Enterprises, Inc.	4.17%
First Niagara Financial Group, Inc.	3.97%
Hanger, Inc.	3.81%
Masonite International Corp.	3.60%
LifePoint Health, Inc.	3.56%
The GEO Group, Inc.	3.35%
ARRIS Group, Inc.	3.21%
Matson, Inc.	3.00%
COMMON STOCKS — 100.07%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.59% Hotels, Restaurants & Leisure — 0.84%
Golden Entertainment, Inc. (a)	98,500	$1,007,655
Ruby Tuesday, Inc. (a)	1,313,700	7,238,487
		8,246,142
Household Durables — 4.10%
M/I Homes, Inc. (a)	554,000	12,143,680
TRI Pointe Group, Inc. (a)	1,202,000	15,229,340
William Lyon Homes (a)	768,600	12,681,900
		40,054,920
Specialty Retail — 3.65%
Office Depot, Inc. (a)	1,339,200	7,553,088
Sonic Automotive, Inc.	1,235,900	28,129,084
		35,682,172
TOTAL CONSUMER DISCRETIONARY		83,983,234
ENERGY — 3.00% Energy Equipment & Services — 0.47%
McDermott International, Inc. (a) (c)	1,378,300	4,617,305
Oil, Gas & Consumable Fuels — 2.53%
Cairn Energy PLC (a) (f)	3,342,600	7,736,025
Cobalt International Energy, Inc. (a)	1,199,300	6,476,220
Kosmos Energy Ltd. (a)	1,607,500	8,359,000
Rockhopper Exploration PLC (a) (f)	5,203,200	2,125,187
		24,696,432
TOTAL ENERGY		29,313,737
	Shares Held	Value
FINANCIALS — 26.62% Banks — 10.64%
Associated Banc-Corp	482,500	$9,046,875
First BanCorp (a)	2,188,700	7,113,275
First Horizon National Corp.	1,524,331	22,133,286
First Niagara Financial Group, Inc.	3,575,400	38,793,090
Investors Bancorp, Inc.	276,500	3,439,660
Popular, Inc.	826,700	23,428,678
		103,954,864
Capital Markets — 1.11%
Oppenheimer Holdings, Inc.	624,400	10,852,072
Insurance — 8.70%
Aspen Insurance Holdings Ltd.	45,400	2,192,820
Endurance Specialty Holdings Ltd.	9,300	595,107
Enstar Group Ltd. (a)	142,400	21,365,696
Global Indemnity PLC (a)	382,736	11,106,999
Horace Mann Educators Corp.	1,455,000	48,276,900
National Western Life Group, Inc.	5,800	1,461,252
		84,998,774
Real Estate Investment Trusts — 4.32%
The GEO Group, Inc.	1,132,496	32,740,459
Granite Real Estate Investment Trust	347,400	9,536,130
		42,276,589
Thrifts & Mortgage Finance — 1.85%
PHH Corp. (a)	755,500	12,239,100
Washington Federal, Inc.	245,900	5,859,797
		18,098,897
TOTAL FINANCIALS		260,181,196

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 10.94% Health Care Equipment & Supplies — 0.90%
Invacare Corp.	508,300	$8,839,337
Health Care Providers & Services — 8.78%
Hanger, Inc. (a) (b)	2,265,800	37,272,410
LifePoint Health, Inc. (a)	473,400	34,747,560
WellCare Health Plans, Inc. (a)	175,700	13,741,497
		85,761,467
Pharmaceuticals — 1.26%
Taro Pharmaceutical Industries Ltd. (a)	79,400	12,271,270
TOTAL HEALTH CARE		106,872,074
INDUSTRIALS — 24.54% Air Freight & Logistics — 0.51%
XPO Logistics, Inc. (a) (c)	182,600	4,975,850
Building Products — 3.60%
Masonite International Corp. (a)	575,000	35,207,250
Commercial Services & Supplies — 0.57%
The Brink's Company	193,600	5,587,296
Construction & Engineering — 4.24%
KBR, Inc.	1,266,700	21,432,564
Tutor Perini Corp. (a)	1,197,100	20,039,454
		41,472,018
Machinery — 7.43%
CIRCOR International, Inc.	165,800	6,988,470
EnPro Industries, Inc.	650,000	28,496,000
Harsco Corp.	353,300	2,784,004
Meritor, Inc. (a)	1,178,800	9,842,980
Miller Industries, Inc. (b)	848,800	18,486,864
Navistar International Corp. (a) (c)	679,800	6,009,432
		72,607,750
Marine — 3.00%
Matson, Inc.	688,100	29,333,703
Professional Services — 1.02%
Heidrick & Struggles International, Inc.	121,400	3,304,508
Hudson Global, Inc. (a) (b)	2,266,700	6,618,764
		9,923,272
Trading Companies & Distributors — 4.17%
Rush Enterprises, Inc. (a) (b)	1,861,400	40,746,046
TOTAL INDUSTRIALS		239,853,185
INFORMATION TECHNOLOGY — 12.42% Communications Equipment — 4.81%
ARRIS Group, Inc. (a)	1,025,200	31,340,364
Extreme Networks, Inc. (a)	3,833,600	15,641,088
		46,981,452
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 3.35%
Diodes, Inc. (a)	793,300	$18,230,034
ON Semiconductor Corp. (a)	1,487,100	14,573,580
		32,803,614
Software — 1.88%
Xura, Inc. (a)	746,810	18,356,590
Technology Hardware, Storage & Peripherals — 2.38%
QLogic Corp. (a)	1,903,900	23,227,580
TOTAL INFORMATION TECHNOLOGY		121,369,236
MATERIALS — 5.59% Chemicals — 1.31%
American Vanguard Corp.	910,800	12,760,308
Metals & Mining — 3.00%
Century Aluminum Company (a) (c)	2,001,300	8,845,746
Noranda Aluminum Holding Corp. (b)	800,216	256,069
Real Industry, Inc. (a) (b)	2,518,508	20,223,619
		29,325,434
Paper & Forest Products — 1.28%
Louisiana-Pacific Corp. (a)	693,200	12,484,532
TOTAL MATERIALS		54,570,274
UTILITIES — 8.37% Electric Utilities — 7.25%
Great Plains Energy, Inc.	1,986,500	54,251,315
Portland General Electric Company	396,700	14,427,979
Westar Energy, Inc.	52,300	2,218,043
		70,897,337
Independent Power and Renewable Electricity Producers — 1.12%
NRG Energy, Inc.	925,699	10,895,477
TOTAL UTILITIES		81,792,814
Total common stocks (Cost $1,010,433,002)		977,935,750
Total long-term investments (Cost $1,010,433,002)		977,935,750
COLLATERAL FOR SECURITIES ON LOAN — 1.52%
Money Market Funds — 1.52%
Invesco Government & Agency Portfolio, 0.13%^	14,817,605	14,817,605
Total collateral for securities on loan (Cost $14,817,605)		14,817,605

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

SHORT-TERM INVESTMENTS — 0.16%	Principal Amount	Value
Time Deposits — 0.16%
The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.09%, 01/04/2016*	$1,547,750	$1,547,750
Total short-term investments (Cost $1,547,750)		1,547,750
Total investments — 101.75% (Cost $1,026,798,357)		994,301,105
Liabilities in excess of other assets — (1.75)%		(17,067,030)
Net assets — 100.00%		$977,234,075

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $14,469,998. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $9,861,212, which represented 1.01% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
The Empire District Electric Company	0.53%
LB Foster Company	0.53%
Monarch Financial Holdings, Inc.	0.50%
Century Aluminum Company	0.50%
PNM Resources, Inc.	0.47%
Vishay Intertechnology, Inc.	0.47%
ePlus, Inc.	0.47%
Sanderson Farms, Inc.	0.46%
ESSA Bancorp, Inc.	0.46%
Modine Manufacturing Company	0.46%
COMMON STOCKS — 96.26%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.22% Auto Components — 2.55%
American Axle & Manufacturing Holdings, Inc. (a)	2,255	$42,711
Cooper-Standard Holding, Inc. (a)	366	28,398
Federal-Mogul Holdings Corp. (a)	3,957	27,105
Metaldyne Performance Group, Inc.	2,070	37,964
Modine Manufacturing Company (a)	7,254	65,650
Motorcar Parts of America, Inc. (a)	503	17,006
Shiloh Industries, Inc. (a)	7,100	37,204
Standard Motor Products, Inc.	775	29,489
Strattec Security Corp.	656	37,057
Tower International, Inc.	1,478	42,226
		364,810
Distributors — 0.10%
Weyco Group, Inc.	516	13,808
Diversified Consumer Services — 0.38%
American Public Education, Inc. (a)	1,722	32,046
Capella Education Company	239	11,047
DeVry Education Group, Inc.	441	11,162
		54,255
Hotels, Restaurants & Leisure — 0.99%
Golden Entertainment, Inc. (a)	4,088	41,820
Nathan's Famous, Inc.	1,044	53,829
Speedway Motorsports, Inc.	1,399	28,987
Tropicana Entertainment, Inc. (a)	975	16,819
		141,455
	Shares Held	Value
Household Durables — 2.16%
CSS Industries, Inc.	1,515	$42,996
Ethan Allen Interiors, Inc.	1,132	31,492
LGI Homes, Inc. (a)	1,489	36,227
M/I Homes, Inc. (a)	1,699	37,242
Skullcandy, Inc. (a)	10,462	49,486
Taylor Morrison Home Corp. (a)	2,365	37,840
William Lyon Homes (a)	2,788	46,002
ZAGG, Inc. (a)	2,442	26,716
		308,001
Internet & Catalog Retail — 0.59%
FTD Companies, Inc. (a)	1,036	27,112
Lands' End, Inc. (a)	1,197	28,058
PetMed Express, Inc.	1,719	29,463
		84,633
Leisure Products — 0.87%
Arctic Cat, Inc.	2,219	36,347
Johnson Outdoors, Inc.	1,936	42,379
Malibu Boats, Inc. (a)	2,819	46,147
		124,873
Media — 1.42%
Entercom Communications Corp. (a)	4,024	45,190
Meredith Corp.	281	12,153
The New York Times Company	1,162	15,594
Saga Communications, Inc.	1,250	48,063
Salem Media Group, Inc.	5,231	26,050
Time, Inc.	2,687	42,105
Townsquare Media, Inc. (a)	1,156	13,826
		202,981

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Specialty Retail — 2.39%
America's Car-Mart, Inc. (a)	850	$22,687
The Buckle, Inc.	917	28,225
The Cato Corp.	375	13,808
Destination Maternity Corp.	4,184	36,484
Francesca's Holdings Corp. (a)	2,281	39,712
Hibbett Sports, Inc. (a)	327	9,888
Office Depot, Inc. (a)	1,722	9,712
Outerwall, Inc.	961	35,115
Sears Hometown and Outlet Stores, Inc. (a)	7,907	63,256
Tilly's, Inc. (a)	4,190	27,780
Zumiez, Inc. (a)	3,617	54,689
		341,356
Textiles, Apparel & Luxury Goods — 1.77%
Deckers Outdoor Corp. (a)	862	40,686
Iconix Brand Group, Inc. (a)	6,887	47,038
Movado Group, Inc.	1,586	40,776
Rocky Brands, Inc.	2,518	29,108
Steven Madden Ltd. (a)	716	21,638
Vera Bradley, Inc. (a)	3,236	50,999
Vince Holding Corp. (a)	4,877	22,337
		252,582
TOTAL CONSUMER DISCRETIONARY		1,888,754
CONSUMER STAPLES — 2.50% Food & Staples Retailing — 0.19%
Weis Markets, Inc.	616	27,289
Food Products — 1.07%
Dean Foods Company	2,701	46,322
Omega Protein Corp. (a)	1,850	41,070
Sanderson Farms, Inc.	852	66,047
		153,439
Personal Products — 0.92%
Nature's Sunshine Products, Inc.	3,613	36,564
Nu Skin Enterprises, Inc.	1,640	62,139
Nutraceutical International Corp. (a)	1,241	32,043
		130,746
Tobacco — 0.32%
Universal Corp.	810	45,425
TOTAL CONSUMER STAPLES		356,899
	Shares Held	Value
ENERGY — 6.28% Energy Equipment & Services — 3.00%
Atwood Oceanics, Inc.	1,550	$15,857
CARBO Ceramics, Inc.	2,363	40,644
CSI Compressco LP	1,849	21,079
Forum Energy Technologies, Inc. (a)	2,281	28,421
Geospace Technologies Corp. (a)	3,968	55,829
Gulf Island Fabrication, Inc.	3,253	34,026
Matrix Service Company (a)	1,829	37,568
Newpark Resources, Inc. (a)	7,569	39,964
Tesco Corp.	7,114	51,505
Tidewater, Inc.	3,911	27,221
Unit Corp. (a)	3,652	44,554
US Silica Holdings, Inc.	1,683	31,523
		428,191
Oil, Gas & Consumable Fuels — 3.28%
Columbia Pipeline Partners LP	2,141	37,425
CVR Refining LP	1,630	30,856
Delek US Holdings, Inc.	1,104	27,158
Denbury Resources, Inc.	21,180	42,784
Green Plains, Inc.	1,529	35,014
Northern Tier Energy LP	1,228	31,756
Pacific Ethanol, Inc. (a)	6,827	32,633
Panhandle Oil and Gas, Inc.	2,290	37,006
PrimeEnergy Corp. (a)	692	35,465
REX American Resources Corp. (a)	1,101	59,531
RSP Permian, Inc. (a)	1,672	40,780
VAALCO Energy, Inc. (a)	36,496	58,394
		468,802
TOTAL ENERGY		896,993

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
FINANCIALS — 27.80% Banks — 15.11%
1st Source Corp.	541	$16,701
Access National Corp.	851	17,411
American National Bankshares, Inc.	2,298	58,852
Ames National Corp.	635	15,424
Associated Banc-Corp	2,941	55,144
The Bancorp, Inc. (a)	7,821	49,820
Bank of Hawaii Corp.	230	14,467
Bank of Marin Bancorp	910	48,594
Bar Harbor Bankshares	484	16,659
BBCN Bancorp, Inc.	3,350	57,687
Bridge Bancorp, Inc.	630	19,171
C&F Financial Corp.	1,632	63,648
Camden National Corp.	1,389	61,241
Central Valley Community Bancorp	4,056	50,132
City Holding Company	333	15,198
First Bancorp	3,077	57,663
First BanCorp (a)	18,481	60,063
First Bancorp, Inc.	791	16,192
First Citizens BancShares, Inc.	182	46,987
First Community Bancshares, Inc.	902	16,804
First Financial Bancorp	2,568	46,404
First Financial Corp.	1,735	58,938
First Horizon National Corp.	3,660	53,143
First Niagara Financial Group, Inc.	5,949	64,546
Flushing Financial Corp.	1,545	33,434
Fulton Financial Corp.	2,558	33,280
Great Southern Bancorp, Inc.	403	18,240
Hanmi Financial Corp.	1,136	26,946
Heritage Financial Corp.	968	18,237
HomeTrust Bancshares, Inc. (a)	1,529	30,962
International Bancshares Corp.	2,149	55,229
LCNB Corp.	2,096	34,291
Merchants Bancshares, Inc.	1,122	35,332
Monarch Financial Holdings, Inc.	4,008	72,103
National Bankshares, Inc.	1,231	43,750
Northrim BanCorp, Inc.	2,082	55,381
Orrstown Financial Services, Inc.	3,221	57,914
Pacific Continental Corp.	4,036	60,056
Peapack Gladstone Financial Corp.	1,374	28,332
Peoples Bancorp, Inc.	1,314	24,756
Popular, Inc.	1,860	52,712
Premier Financial Bancorp, Inc.	3,896	64,050
Republic Bancorp, Inc.	2,302	60,796
	Shares Held	Value
Sandy Spring Bancorp, Inc.	1,197	$32,271
Shore Bancshares, Inc.	5,856	63,713
Sierra Bancorp	2,481	43,790
Suffolk Bancorp	1,512	42,865
Summit Financial Group, Inc.	2,669	31,734
TriCo Bancshares	1,529	41,956
Triumph Bancorp, Inc. (a)	3,368	55,572
Trustmark Corp.	1,962	45,204
Valley National Bancorp	1,483	14,608
		2,158,403
Capital Markets — 0.37%
Oppenheimer Holdings, Inc.	3,089	53,687
Consumer Finance — 0.22%
Nelnet, Inc.	941	31,589
Insurance — 4.28%
Ambac Financial Group, Inc. (a)	4,098	57,741
Crawford & Company	4,172	21,152
Employers Holdings, Inc.	2,282	62,299
Greenlight Capital Re Ltd. (a)	1,963	36,728
Hallmark Financial Services, Inc. (a)	4,572	53,447
Horace Mann Educators Corp.	1,238	41,077
Kansas City Life Insurance Company	589	22,553
Kemper Corp.	1,199	44,663
Kingsway Financial Services, Inc. (a)	5,195	23,741
MBIA, Inc. (a)	1,690	10,951
National Western Life Group, Inc.	252	63,488
The Navigators Group, Inc. (a)	202	17,330
Selective Insurance Group, Inc.	521	17,495
State Auto Financial Corp.	2,005	41,283
Symetra Financial Corp.	1,781	56,582
Third Point Reinsurance Ltd. (a)	3,103	41,611
		612,141
Real Estate Investment Trusts — 2.25%
Altisource Residential Corp.	2,461	30,541
Arbor Realty Trust, Inc.	6,812	48,706
Ares Commercial Real Estate Corp.	2,155	24,653
Cherry Hill Mortgage Investment Corp.	1,725	22,425
Chimera Investment Corp.	2,130	29,053
The GEO Group, Inc.	2,048	59,208
MFA Financial, Inc.	1,966	12,976
Parkway Properties, Inc.	3,527	55,127
Resource Capital Corp.	1,982	25,290
ZAIS Financial Corp.	872	13,150
		321,129
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Thrifts & Mortgage Finance — 5.57%
Astoria Financial Corp.	2,703	$42,843
Brookline Bancorp, Inc.	2,537	29,176
Cape Bancorp, Inc.	2,536	31,522
Charter Financial Corp.	1,314	17,358
Clifton Bancorp, Inc.	1,139	16,333
Dime Community Bancshares, Inc.	2,513	43,952
ESSA Bancorp, Inc.	4,807	65,761
Flagstar Bancorp, Inc. (a)	2,539	58,676
HomeStreet, Inc. (a)	2,630	57,097
OceanFirst Financial Corp.	1,643	32,909
Oritani Financial Corp.	2,195	36,218
PennyMac Financial Services, Inc. (a)	1,712	26,296
PHH Corp. (a)	3,968	64,282
Provident Financial Holdings, Inc.	3,323	62,771
Territorial Bancorp, Inc.	2,060	57,144
TrustCo Bank Corp.	4,624	28,391
Washington Federal, Inc.	2,516	59,956
Waterstone Financial, Inc.	1,222	17,230
Westfield Financial, Inc.	5,631	47,300
		795,215
TOTAL FINANCIALS		3,972,164
HEALTH CARE — 2.06% Biotechnology — 0.13%
Myriad Genetics, Inc. (a)	432	18,645
Health Care Equipment & Supplies — 0.67%
Anika Therapeutics, Inc. (a)	668	25,491
Exactech, Inc. (a)	1,505	27,316
Halyard Health, Inc. (a)	755	25,225
Meridian Bioscience, Inc.	841	17,257
		95,289
Health Care Providers & Services — 1.26%
The Ensign Group, Inc.	676	15,298
Hanger, Inc. (a)	3,792	62,377
LifePoint Health, Inc. (a)	412	30,241
National HealthCare Corp.	238	14,685
Select Medical Holdings Corp.	2,078	24,749
Triple-S Management Corp. (a)	1,392	33,283
		180,633
TOTAL HEALTH CARE		294,567
	Shares Held	Value
INDUSTRIALS — 17.63% Aerospace & Defense — 1.71%
Breeze-Eastern Corp. (a)	2,406	$47,639
Ducommun, Inc. (a)	619	10,040
Engility Holdings, Inc.	896	29,102
Erickson, Inc. (a)	3,739	7,702
LMI Aerospace, Inc. (a)	5,393	54,308
National Presto Industries, Inc.	498	41,264
Vectrus, Inc. (a)	2,584	53,980
		244,035
Air Freight & Logistics — 0.56%
Forward Air Corp.	279	12,000
Hub Group, Inc. (a)	391	12,883
Park-Ohio Holdings Corp.	1,492	54,876
		79,759
Building Products — 0.64%
Masonite International Corp. (a)	658	40,290
Quanex Building Products Corp.	1,457	30,378
Universal Forest Products, Inc.	300	20,511
		91,179
Commercial Services & Supplies — 1.99%
Atento SA (a)	1,087	10,587
The Brink's Company	1,137	32,814
Deluxe Corp.	753	41,069
Ennis, Inc.	874	16,825
Essendant, Inc.	1,180	38,362
Matthews International Corp.	286	15,287
NL Industries, Inc. (a)	17,967	54,619
Performant Financial Corp. (a)	29,867	53,461
Steelcase, Inc.	790	11,771
West Corp.	479	10,332
		285,127
Construction & Engineering — 1.03%
KBR, Inc.	3,286	55,599
MYR Group, Inc. (a)	1,346	27,741
Orion Marine Group, Inc. (a)	2,089	8,711
Primoris Services Corp.	2,528	55,692
		147,743
Electrical Equipment — 0.41%
Preformed Line Products Company	1,392	58,603

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Machinery — 8.10%
Alamo Group, Inc.	570	$29,697
Altra Industrial Motion Corp.	586	14,697
Blount International, Inc. (a)	4,913	48,197
Chart Industries, Inc. (a)	2,386	42,853
Columbus McKinnon Corp.	2,873	54,300
Commercial Vehicle Group, Inc. (a)	15,112	41,709
Douglas Dynamics, Inc.	731	15,402
The Eastern Company	1,641	30,769
Graham Corp.	3,046	51,234
Hardinge, Inc.	5,795	54,009
Hillenbrand, Inc.	1,045	30,963
Hurco Companies, Inc.	2,241	59,521
Hyster-Yale Materials Handling, Inc.	779	40,859
Jason Industries, Inc. (a)	12,764	48,248
Kadant, Inc.	330	13,401
LB Foster Company	5,516	75,348
Luxfer Holdings PLC — ADR	5,712	56,206
Manitex International, Inc. (a)	9,306	55,371
Meritor, Inc. (a)	6,437	53,749
Miller Industries, Inc.	2,628	57,238
Mueller Industries, Inc.	1,344	36,422
Navistar International Corp. (a)	4,729	41,804
Supreme Industries, Inc.	1,856	12,714
Titan International, Inc.	11,189	44,085
TriMas Corp. (a)	1,785	33,290
Twin Disc, Inc.	5,011	52,716
Wabash National Corp. (a)	5,275	62,403
		1,157,205
Marine — 0.23%
Matson, Inc.	759	32,356
Professional Services — 2.36%
Barrett Business Services, Inc.	920	40,057
CBIZ, Inc. (a)	1,576	15,539
CRA International, Inc. (a)	2,128	39,687
FTI Consulting, Inc. (a)	731	25,336
Heidrick & Struggles International, Inc.	2,096	57,054
Hill International, Inc. (a)	2,941	11,411
Kelly Services, Inc.	1,795	28,989
Korn/Ferry International	445	14,765
Mistras Group, Inc. (a)	799	15,253
Navigant Consulting, Inc. (a)	1,034	16,606
Resources Connection, Inc.	1,912	31,242
RPX Corp. (a)	3,758	41,338
		337,277
	Shares Held	Value
Trading Companies & Distributors — 0.35%
Titan Machinery, Inc. (a)	4,529	$49,502
Transportation Infrastructure — 0.25%
Wesco Aircraft Holdings, Inc. (a)	3,035	36,329
TOTAL INDUSTRIALS		2,519,115
INFORMATION TECHNOLOGY — 15.82% Communications Equipment — 1.97%
ADTRAN, Inc.	926	15,946
ClearOne, Inc.	2,402	31,058
Comtech Telecommunications Corp.	2,066	41,506
Digi International, Inc. (a)	2,294	26,106
Mitel Networks Corp. (a)	1,743	13,404
NETGEAR, Inc. (a)	1,426	59,763
Plantronics, Inc.	577	27,361
TESSCO Technologies, Inc.	1,885	36,701
Ubiquiti Networks, Inc. (a)	946	29,979
		281,824
Electronic Equipment, Instruments & Components — 6.04%
Anixter International, Inc. (a)	409	24,700
AVX Corp.	2,134	25,907
Benchmark Electronics, Inc. (a)	2,987	61,741
Control4 Corp. (a)	5,922	43,053
Daktronics, Inc.	6,784	59,156
Electro Rent Corp.	5,375	49,450
ePlus, Inc. (a)	713	66,494
II-VI, Inc. (a)	834	15,479
Insight Enterprises, Inc. (a)	2,228	55,967
MTS Systems Corp.	207	13,126
Park Electrochemical Corp.	2,366	35,632
PC Connection, Inc.	1,902	43,061
PCM, Inc. (a)	4,723	46,899
Plexus Corp. (a)	748	26,120
Rofin-Sinar Technologies, Inc. (a)	569	15,238
Sanmina Corp. (a)	2,084	42,889
ScanSource, Inc. (a)	1,186	38,213
Tech Data Corp. (a)	878	58,282
TTM Technologies, Inc. (a)	4,507	29,341
Vishay Intertechnology, Inc.	5,569	67,106
Vishay Precision Group, Inc. (a)	3,936	44,556
		862,410

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Internet Software & Services — 1.08%
DHI Group, Inc. (a)	5,267	$48,298
j2 Global, Inc.	227	18,687
Liquidity Services, Inc. (a)	7,721	50,187
RetailMeNot, Inc. (a)	869	8,620
Travelzoo, Inc. (a)	3,318	27,772
		153,564
IT Services — 2.24%
Booz Allen Hamilton Holding Corp.	557	17,183
CACI International, Inc. (a)	356	33,030
Computer Services, Inc.	347	13,880
Computer Task Group, Inc.	8,432	55,820
CSG Systems International, Inc.	972	34,973
Datalink Corp. (a)	7,963	54,148
Higher One Holdings, Inc. (a)	19,988	64,761
MoneyGram International, Inc. (a)	5,282	33,118
Science Applications International Corp.	286	13,093
		320,006
Semiconductors & Semiconductor Equipment — 2.50%
Amkor Technology, Inc. (a)	7,043	42,821
Cirrus Logic, Inc. (a)	1,651	48,754
Lattice Semiconductor Corp. (a)	7,389	47,807
OmniVision Technologies, Inc. (a)	2,054	59,608
Photronics, Inc. (a)	2,305	28,697
Synaptics, Inc. (a)	516	41,455
Ultra Clean Holdings, Inc. (a)	6,176	31,621
Xcerra Corp. (a)	9,420	56,991
		357,754
Software — 0.92%
Ebix, Inc.	930	30,495
Mentor Graphics Corp.	652	12,010
Take-Two Interactive Software, Inc. (a)	800	27,872
Xura, Inc. (a)	2,487	61,130
		131,507
Technology Hardware, Storage & Peripherals — 1.07%
Cray, Inc. (a)	841	27,290
Lexmark International, Inc.	347	11,260
QLogic Corp. (a)	4,733	57,743
Super Micro Computer, Inc. (a)	2,302	56,422
		152,715
TOTAL INFORMATION TECHNOLOGY		2,259,780
	Shares Held	Value
MATERIALS — 6.17% Chemicals — 2.17%
American Vanguard Corp.	4,551	$63,759
Axiall Corp.	1,432	22,053
CVR Partners LP	4,593	36,790
FutureFuel Corp.	3,842	51,867
Innospec, Inc.	1,169	63,488
Koppers Holdings, Inc. (a)	1,191	21,736
LSB Industries, Inc. (a)	6,887	49,931
		309,624
Construction Materials — 0.20%
United States Lime & Minerals, Inc.	526	28,909
Containers & Packaging — 0.50%
Greif, Inc.	440	13,556
UFP Technologies, Inc. (a)	2,422	57,692
		71,248
Metals & Mining — 2.18%
Ampco-Pittsburgh Corp.	4,614	47,340
Century Aluminum Company (a)	16,301	72,051
Constellium NV (a)	7,249	55,817
Horsehead Holding Corp. (a)	13,755	28,198
Kaiser Aluminum Corp.	728	60,904
Noranda Aluminum Holding Corp.	13,327	4,265
Real Industry, Inc. (a)	5,279	42,390
		310,965
Paper & Forest Products — 1.12%
Domtar Corp.	377	13,930
KapStone Paper and Packaging Corp.	1,333	30,112
Neenah Paper, Inc.	253	15,795
PH Glatfelter Company	2,294	42,301
Schweitzer-Mauduit International, Inc.	1,387	58,241
		160,379
TOTAL MATERIALS		881,125
TELECOMMUNICATION SERVICES — 0.23% Diversified Telecommunication Services — 0.23%
IDT Corp.	921	10,739
Inteliquent, Inc.	1,269	22,550
TOTAL TELECOMMUNICATION SERVICES		33,289

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
UTILITIES — 4.55% Electric Utilities — 2.69%
ALLETE, Inc.	1,270	$64,554
El Paso Electric Company	1,250	48,125
The Empire District Electric Company	2,712	76,126
IDACORP, Inc.	507	34,476
Otter Tail Corp.	490	13,049
PNM Resources, Inc.	2,216	67,743
Portland General Electric Company	1,765	64,193
Unitil Corp.	456	16,361
		384,627
Gas Utilities — 1.40%
Gas Natural, Inc.	6,478	48,261
The Laclede Group, Inc.	563	33,448
Northwest Natural Gas Company	346	17,511
ONE Gas, Inc.	680	34,116
South Jersey Industries, Inc.	602	14,159
Southwest Gas Corp.	275	15,169
Star Gas Partners LP	5,105	37,981
		200,645
Multi-Utilities — 0.46%
Avista Corp.	1,398	49,447
NorthWestern Corp.	290	15,733
		65,180
TOTAL UTILITIES		650,452
Total common stocks (Cost $15,302,087)		13,753,138
INVESTMENT COMPANIES — 3.01% Business Development Companies — 3.01%
American Capital Senior Floating Ltd.	1,176	11,560
BlackRock Capital Investment Corp.	1,724	16,206
Fifth Street Finance Corp.	7,078	45,158
Fifth Street Senior Floating Rate Corp.	4,870	41,736
Gladstone Capital Corp.	1,893	13,838
KCAP Financial, Inc.	5,463	22,234
MVC Capital, Inc.	7,197	53,042
OFS Capital Corp.	3,847	44,164
Prospect Capital Corp.	6,190	43,206
Solar Capital Ltd.	1,673	27,487
Stellus Capital Investment Corp.	2,602	25,083
TICC Capital Corp.	4,565	27,755
WhiteHorse Finance, Inc.	5,061	58,100
Total investment companies (Cost $484,716)		429,569
Total long-term investments (Cost $15,786,803)		14,182,707
SHORT-TERM INVESTMENTS — 0.83%	Principal Amount	Value
Time Deposits — 0.83%
Citibank NA, 0.09%, 01/04/2016*	$118,387	$118,387
Total short-term investments (Cost $118,387)		118,387
Total investments — 100.10% (Cost $15,905,190)		14,301,094
Liabilities in excess of other assets — (0.10)%		(14,408)
Net assets — 100.00%		$14,286,686

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Global Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.70%
Danieli & C Officine Meccaniche SpA	4.29%
Corning, Inc.	3.36%
Calpine Corp.	3.30%
BAE Systems PLC	3.21%
Bank of America Corp.	3.16%
Citigroup, Inc.	2.97%
Royal Mail PLC	2.91%
Microsoft Corp.	2.89%
Popular, Inc.	2.69%
COMMON STOCKS — 95.31%	Shares Held	Value
CONSUMER DISCRETIONARY — 7.00% Automobiles — 4.92%
Bayerische Motoren Werke AG (f)	1,210	$101,236
General Motors Company	2,357	80,161
Honda Motor Company Ltd. (f)	3,100	99,081
		280,478
Distributors — 0.91%
D'ieteren SA (f)	1,397	52,173
Specialty Retail — 1.17%
Bed Bath & Beyond, Inc. (a)	518	24,993
Kingfisher PLC (f)	8,565	41,485
		66,478
TOTAL CONSUMER DISCRETIONARY		399,129
CONSUMER STAPLES — 2.85% Beverages — 0.37%
Stock Spirits Group PLC	10,383	21,353
Food & Staples Retailing — 2.48%
Tesco PLC (a) (f)	48,112	105,716
Wal-Mart Stores, Inc.	583	35,738
		141,454
TOTAL CONSUMER STAPLES		162,807
ENERGY — 7.02% Energy Equipment & Services — 1.81%
WorleyParsons Ltd. (f)	30,842	103,460
	Shares Held	Value
Oil, Gas & Consumable Fuels — 5.21%
Cairn Energy PLC (a) (f)	25,020	$57,906
Cobalt International Energy, Inc. (a)	5,415	29,241
Etablissements Maurel et Prom (a) (f)	2,815	9,119
Hess Corp.	485	23,513
Kosmos Energy Ltd. (a)	4,080	21,216
Ophir Energy PLC (a) (f)	77,290	111,501
Rockhopper Exploration PLC (a) (f)	108,930	44,491
		296,987
TOTAL ENERGY		400,447
FINANCIALS — 25.99% Banks — 15.96%
Banco do Brasil SA — ADR	5,595	20,590
Bank of America Corp.	10,704	180,148
Barclays PLC (f)	25,428	81,847
Citigroup, Inc.	3,273	169,378
Citizens Financial Group, Inc.	2,032	53,218
JPMorgan Chase & Company	1,831	120,901
Popular, Inc.	5,415	153,461
Societe Generale SA (f)	1,508	69,492
Standard Chartered PLC (f)	7,452	61,831
		910,866
Capital Markets — 0.47%
Credit Suisse Group AG (f)	1,241	26,734
Insurance — 9.56%
American International Group, Inc.	4,329	268,268
RSA Insurance Group PLC (f)	21,772	136,649
Willis Group Holdings PLC	2,891	140,416
		545,333
TOTAL FINANCIALS		1,482,933

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 10.12% Health Care Equipment & Supplies — 1.42%
Medtronic PLC	1,051	$80,843
Health Care Providers & Services — 2.19%
Anthem, Inc.	619	86,313
Humana, Inc.	217	38,737
		125,050
Pharmaceuticals — 6.51%
GlaxoSmithKline PLC — ADR	3,477	140,297
KYORIN Holdings, Inc. (f)	2,600	54,173
Sanofi (f)	1,449	123,487
Taro Pharmaceutical Industries Ltd. (a)	347	53,629
		371,586
TOTAL HEALTH CARE		577,479
INDUSTRIALS — 20.65% Aerospace & Defense — 4.17%
BAE Systems PLC (f)	24,889	183,247
Embraer SA — ADR	1,851	54,678
		237,925
Air Freight & Logistics — 2.91%
Royal Mail PLC (f)	25,315	165,811
Construction & Engineering — 1.06%
Bouygues SA (f)	1,528	60,587
Industrial Conglomerates — 2.01%
Koninklijke Philips NV (f)	4,497	114,783
Machinery — 10.50%
CNH Industrial NV	11,918	81,519
Cummins, Inc.	1,708	150,321
Danieli & C Officine Meccaniche SpA (f)	17,176	244,518
KSB AG (f)	147	59,081
Navistar International Corp. (a)	7,188	63,542
		598,981
TOTAL INDUSTRIALS		1,178,087
INFORMATION TECHNOLOGY — 13.78% Communications Equipment — 1.51%
Telefonaktiebolaget LM Ericsson — ADR	8,951	86,019
Electronic Equipment, Instruments & Components — 4.60%
Corning, Inc.	10,490	191,757
Nippon Electric Glass Company Ltd. (f)	14,000	70,563
		262,320
Semiconductors & Semiconductor Equipment — 1.01%
Marvell Technology Group Ltd.	6,537	57,656
	Shares Held	Value
Software — 4.99%
Microsoft Corp.	2,974	$164,998
Oracle Corp.	3,280	119,818
		284,816
Technology Hardware, Storage & Peripherals — 1.67%
Hewlett Packard Enterprise Company	6,265	95,228
TOTAL INFORMATION TECHNOLOGY		786,039
MATERIALS — 0.46% Containers & Packaging — 0.46%
Packaging Corp. of America	420	26,481
TOTAL MATERIALS		26,481
TELECOMMUNICATION SERVICES — 2.65% Wireless Telecommunication Services — 2.65%
Mobistar SA (a) (f)	1,179	28,589
Vodafone Group PLC — ADR	3,802	122,653
TOTAL TELECOMMUNICATION SERVICES		151,242
UTILITIES — 4.79% Independent Power and Renewable Electricity Producers — 4.79%
Calpine Corp. (a)	13,001	188,125
NRG Energy, Inc.	7,216	84,932
TOTAL UTILITIES		273,057
Total common stocks (Cost $5,950,469)		5,437,701
Total long-term investments (Cost $5,950,469)		5,437,701
SHORT-TERM INVESTMENTS — 1.31%	Principal Amount
Time Deposits — 1.31%
Australia and New Zealand Banking Group Ltd., 0.09%, 01/04/2016*	$74,849	74,849
Total short-term investments (Cost $74,849)		74,849
Total investments — 96.62% (Cost $6,025,318)		5,512,550
Other assets in excess of liabilities — 3.38%		193,011
Net assets — 100.00%		$5,705,561

(a) — Non-income producing security.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,207,560, which represented 38.69% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Global Value Fund (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	6.27%
JPMorgan Chase & Company	6.09%
Bank of America Corp.	5.99%
Microsoft Corp.	5.46%
Corning, Inc.	4.85%
Danieli & C Officine Meccaniche SpA	4.61%
Great Plains Energy, Inc.	4.48%
Citigroup, Inc.	3.84%
Rush Enterprises, Inc.	3.62%
Oracle Corp.	3.56%
COMMON STOCKS — 84.02%	Shares Held	Value
CONSUMER DISCRETIONARY — 8.75% Automobiles — 2.48%
Motors Liquidation Company GUC Trust	957,100	$13,925,805
Hotels, Restaurants & Leisure — 1.79%
Intrawest Resorts Holdings, Inc. (a)	1,286,300	10,058,866
Household Durables — 0.61%
TRI Pointe Group, Inc. (a)	268,700	3,404,429
Media — 2.07%
Discovery Communications, Inc. (a)	435,300	11,613,804
Specialty Retail — 1.42%
Office Depot, Inc. (a)	1,413,400	7,971,576
Textiles, Apparel & Luxury Goods — 0.38%
JG Boswell Company	3,401	2,159,635
TOTAL CONSUMER DISCRETIONARY		49,134,115
CONSUMER STAPLES — 0.94% Food & Staples Retailing — 0.94%
Wal-Mart Stores, Inc.	86,000	5,271,800
TOTAL CONSUMER STAPLES		5,271,800
ENERGY — 3.89% Energy Equipment & Services — 1.57%
WorleyParsons Ltd. (f)	2,631,600	8,827,787
Oil, Gas & Consumable Fuels — 2.32%
Cairn Energy PLC (a) (d) (f)	2,911,500	6,738,299
Ophir Energy PLC (a) (d) (f)	3,788,500	5,465,391
Rockhopper Exploration PLC (a) (d) (f)	1,919,100	783,834
		12,987,524
TOTAL ENERGY		21,815,311
	Shares Held	Value
FINANCIALS — 28.71% Banks — 15.92%
Bank of America Corp. (d)	1,997,700	$33,621,291
Citigroup, Inc. (d)	416,300	21,543,525
JPMorgan Chase & Company (d)	518,200	34,216,746
		89,381,562
Capital Markets — 2.57%
The Goldman Sachs Group, Inc.	80,100	14,436,423
Consumer Finance — 1.04%
Capital One Financial Corp.	80,500	5,810,490
Insurance — 9.18%
American International Group, Inc. (d)	567,900	35,192,763
Global Indemnity PLC (a)	94,800	2,751,096
RSA Insurance Group PLC (f)	2,161,900	13,568,916
		51,512,775
TOTAL FINANCIALS		161,141,250
HEALTH CARE — 3.61% Health Care Providers & Services — 2.16%
Hanger, Inc. (a)	738,000	12,140,100
Pharmaceuticals — 1.45%
GlaxoSmithKline PLC — ADR	105,300	4,248,855
Sanofi — ADR	91,400	3,898,210
		8,147,065
TOTAL HEALTH CARE		20,287,165
INDUSTRIALS — 16.89% Air Freight & Logistics — 3.36%
Royal Mail PLC (d) (f)	2,882,100	18,877,515
Building Products — 0.23%
Masonite International Corp. (a)	21,400	1,310,322
Construction & Engineering — 0.91%
Bouygues SA (d) (f)	128,100	5,079,274

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Machinery — 8.52%
Cummins, Inc.	64,100	$5,641,441
Danieli & C Officine Meccaniche SpA (d) (f)	1,819,600	25,903,881
EnPro Industries, Inc.	57,600	2,525,184
KSB AG (d) (f)	27,473	11,041,669
Navistar International Corp. (a) (c)	306,200	2,706,808
		47,818,983
Professional Services — 0.25%
Hudson Global, Inc. (a) (d)	481,700	1,406,564
Trading Companies & Distributors — 3.62%
Rush Enterprises, Inc. (a) (d)	929,000	20,335,810
TOTAL INDUSTRIALS		94,828,468
INFORMATION TECHNOLOGY — 16.09% Electronic Equipment, Instruments & Components — 4.85%
Corning, Inc. (d)	1,489,400	27,226,232
Software — 9.02%
Microsoft Corp. (d)	552,100	30,630,508
Oracle Corp. (d)	546,400	19,959,992
		50,590,500
Technology Hardware, Storage & Peripherals — 2.22%
Hewlett Packard Enterprise Company	820,500	12,471,600
TOTAL INFORMATION TECHNOLOGY		90,288,332
MATERIALS — 0.58% Metals & Mining — 0.58%
Noranda Aluminum Holding Corp.	357,200	114,304
Real Industry, Inc. (a) (c)	389,782	3,129,949
TOTAL MATERIALS		3,244,253
UTILITIES — 4.56% Electric Utilities — 4.48%
Great Plains Energy, Inc. (d)	920,900	25,149,779
Independent Power and Renewable Electricity Producers — 0.08%
Vivint Solar, Inc. (a) (c)	44,800	428,288
TOTAL UTILITIES		25,578,067
Total common stocks (Cost $500,395,839)		471,588,761
INVESTMENT COMPANIES — 0.16%
Closed-End Funds — 0.16%
Boulder Growth & Income Fund, Inc.	118,292	915,580
Total investment companies (Cost $649,324)		915,580
PREFERRED STOCKS — 0.16%	Shares Held	Value
FINANCIALS — 0.16% Real Estate — 0.03%
W2007 Grace Acquisition I, Inc. (a)	6,366	$159,230
Thrifts & Mortgage Finance — 0.13%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	169,330
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	481,516
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	76,857
		727,703
TOTAL FINANCIALS		886,933
Total preferred stocks (Cost $337,338)		886,933
CONVERTIBLE BONDS — 0.86%	Principal Amount
ENERGY — 0.86% Oil, Gas & Consumable Fuels — 0.86%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$8,500,000	4,850,313
TOTAL ENERGY		4,850,313
Total convertible bonds (Cost $5,962,347)		4,850,313
CORPORATE BONDS — 7.61%
ENERGY — 1.06% Energy Equipment & Services — 0.48%
Offshore Group Investment Ltd. 7.500%, 11/01/2019 (g)	12,000,000	2,700,000
Oil, Gas & Consumable Fuels — 0.58%
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	7,000,000	3,255,000
TOTAL ENERGY		5,955,000
INDUSTRIALS — 2.58% Building Products — 0.76%
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017	6,159,000	4,280,505
Trading Companies & Distributors — 1.82%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	10,000,000	10,193,750
TOTAL INDUSTRIALS		14,474,255
MATERIALS — 3.97% Chemicals — 3.17%
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 11/12/2014 — 06/19/2015, Cost $20,330,879) (i) (r)	27,207,000	17,820,585

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Principal Amount	Value
Metals & Mining — 0.80%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014, Cost $7,500,000) (i) (r)	$7,500,000	$4,481,250
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (i)	41,000	6,047
		4,487,297
TOTAL MATERIALS		22,307,882
Total corporate bonds (Cost $50,587,409)		42,737,137
TERM LOANS — 3.12%
MATERIALS — 3.12% Metals & Mining — 3.12%
Noranda Aluminum Acquisition Corp. 5.750%, 02/28/2019 (b) (i) (p)	33,795,823	17,489,339
TOTAL MATERIALS		17,489,339
Total term loans (Cost $24,712,691)		17,489,339
WARRANTS — 0.74%	Shares Held
CONSUMER DISCRETIONARY — 0.24% Automobiles — 0.24%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	33,866	825,653
Expiration: July 2019, Exercise Price: $18.33	33,866	554,048
TOTAL CONSUMER DISCRETIONARY		1,379,701
FINANCIALS — 0.50% Insurance — 0.50%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00	117,400	2,789,424
TOTAL FINANCIALS		2,789,424
Total warrants (Cost $2,192,459)		4,169,125
Total long-term investments (Cost $584,837,407)		542,637,188
COLLATERAL FOR SECURITIES ON LOAN — 0.36%
Money Market Funds — 0.36%
Invesco Government & Agency Portfolio, 0.13%^	2,005,140	2,005,140
Total collateral for securities on loan (Cost $2,005,140)		2,005,140
SHORT-TERM INVESTMENTS — 0.67%	Principal Amount		Value
Time Deposits — 0.67%
Brown Brothers Harriman & Co., 0.97%, 01/04/2016*	AUD	16	$12
Brown Brothers Harriman & Co., 0.08%, 01/04/2016*	GBP	18	27
Australia and New Zealand Banking Group Ltd., 0.09%, 01/04/2016*		$3,756,469	3,756,469
Total short-term investments (Cost $3,756,508)			3,756,508
Total investments — 97.70% (Cost $590,599,055)			548,398,836
Other assets in excess of liabilities — 2.30%			12,921,554
Net assets — 100.00%			$561,320,390

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2015.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $1,954,336. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(d) — All or a portion of this security is segregated as collateral for futures contracts.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $96,286,566, which represented 17.15% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(g) — Issuer is currently in default on its regularly scheduled interest payments.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $35,750,585, which represented 6.37% of net assets.

ADR — American Depositary Receipt

AUD — Australian Dollars

GBP — British Pounds

^ — Rate shown is the 7-day yield as of December 31, 2015.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Futures Contracts — December 31, 2015

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	(275)	March 2016	$(25,324,063)	$447,464
Euro Fx Currency Futures	(80)	March 2016	(10,886,000)	28,171
			$(36,210,063)	$475,635

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

Largest Issuers	Percent of net assets
American International Group, Inc.	2.66%
BAE Systems PLC	2.60%
Danieli & C Officine Meccaniche SpA	2.34%
Corning, Inc.	2.32%
Royal Mail PLC	1.83%
Great Plains Energy, Inc.	1.77%
Vodafone Group PLC	1.76%
Calpine Corp.	1.76%
JPMorgan Chase & Company	1.74%
Microsoft Corp.	1.74%
COMMON STOCKS — 57.10%	Shares Held	Value
CONSUMER DISCRETIONARY — 2.44% Automobiles — 1.58%
General Motors Company	7,927	$269,597
General Motors Company — Escrow (a) (f) (i)	4,600	0
Honda Motor Company Ltd. — ADR	10,626	339,288
Motors Liquidation Company GUC Trust	9,836	143,114
		751,999
Media — 0.29%
Discovery Communications, Inc. (a)	5,114	136,442
Multiline Retail — 0.30%
Kohl's Corp.	2,970	141,461
Specialty Retail — 0.27%
Bed Bath & Beyond, Inc. (a)	2,707	130,613
TOTAL CONSUMER DISCRETIONARY		1,160,515
CONSUMER STAPLES — 1.17% Beverages — 0.29%
Stock Spirits Group PLC	66,692	137,154
Food & Staples Retailing — 0.88%
Tesco PLC — ADR (a)	21,080	138,917
Wal-Mart Stores, Inc.	4,535	277,995
		416,912
TOTAL CONSUMER STAPLES		554,066
ENERGY — 5.69% Energy Equipment & Services — 0.90%
Lone Pine Resources Canada Ltd. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. (a) (f) (i)	3,118	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	25,000	0
WorleyParsons Ltd. (v)	127,274	426,945
		426,945
	Shares Held	Value
Oil, Gas & Consumable Fuels — 4.79%
BowLeven PLC (a) (v)	804,700	$261,685
Cairn Energy PLC — ADR (a)	67,246	311,685
Hess Corp.	2,811	136,277
Kosmos Energy Ltd. (a)	27,950	145,340
Marathon Oil Corp.	48,075	605,264
Murphy Oil Corp.	12,366	277,617
Ophir Energy PLC — ADR (a)	184,411	535,179
		2,273,047
TOTAL ENERGY		2,699,992
FINANCIALS — 15.24% Banks — 6.63%
Bank of America Corp.	32,126	540,681
Barclays PLC — ADR	10,473	135,730
Citigroup, Inc.	11,892	615,411
Citizens Financial Group, Inc.	10,546	276,200
JPMorgan Chase & Company (d)	12,515	826,364
Popular, Inc.	19,461	551,525
Societe Generale SA — ADR	21,769	200,710
		3,146,621
Capital Markets — 0.94%
Credit Suisse Group AG — ADR	6,389	138,577
Fifth Street Asset Management, Inc.	94,070	306,669
		445,246
Insurance — 5.58%
American International Group, Inc. (d)	20,386	1,263,321
Horace Mann Educators Corp.	8,248	273,669
RSA Insurance Group PLC — ADR	63,377	393,254
Willis Group Holdings PLC	14,804	719,030
		2,649,274

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
Real Estate Investment Trusts — 2.09%
Corrections Corp. of America	15,477	$409,986
The GEO Group, Inc. (d)	20,154	582,652
		992,638
TOTAL FINANCIALS		7,233,779
HEALTH CARE — 5.38% Health Care Equipment & Supplies — 0.86%
Medtronic PLC	5,329	409,907
Health Care Providers & Services — 0.77%
Anthem, Inc.	2,628	366,448
Pharmaceuticals — 3.75%
GlaxoSmithKline PLC — ADR	18,843	760,316
KYORIN Holdings, Inc. (v)	14,200	295,871
Sanofi — ADR	13,708	584,646
Taro Pharmaceutical Industries Ltd. (a)	886	136,931
		1,777,764
TOTAL HEALTH CARE		2,554,119
INDUSTRIALS — 10.70% Aerospace & Defense — 2.60%
BAE Systems PLC — ADR	41,853	1,232,780
Air Freight & Logistics — 1.83%
Royal Mail PLC — ADR	66,212	869,364
Construction & Engineering — 0.31%
Bouygues SA (v)	3,649	144,686
Industrial Conglomerates — 1.14%
Koninklijke Philips NV	21,341	543,128
Machinery — 4.52%
CNH Industrial NV	39,946	273,231
Cummins, Inc.	7,129	627,423
Danieli & C Officine Meccaniche SpA — ADR	77,567	1,109,984
KSB AG (v)	339	136,247
		2,146,885
Trading Companies & Distributors — 0.30%
Rush Enterprises, Inc. (a)	6,537	143,095
TOTAL INDUSTRIALS		5,079,938
INFORMATION TECHNOLOGY — 8.90% Communications Equipment — 1.45%
Telefonaktiebolaget LM Ericsson — ADR	71,343	685,606
Electronic Equipment, Instruments & Components — 2.76%
Corning, Inc. (d)	60,138	1,099,323
Nippon Electric Glass Company Ltd. (v)	42,000	211,687
		1,311,010
Semiconductors & Semiconductor Equipment — 0.30%
Marvell Technology Group Ltd.	15,941	140,600
	Shares Held	Value
Software — 3.46%
Microsoft Corp. (d)	14,878	$825,432
Oracle Corp.	22,348	816,372
		1,641,804
Technology Hardware, Storage & Peripherals — 0.93%
Hewlett Packard Enterprise Company	29,150	443,080
TOTAL INFORMATION TECHNOLOGY		4,222,100
MATERIALS — 0.30% Containers & Packaging — 0.30%
Packaging Corp. of America	2,227	140,412
TOTAL MATERIALS		140,412
TELECOMMUNICATION SERVICES — 1.76% Wireless Telecommunication Services — 1.76%
Vodafone Group PLC — ADR (d)	25,973	837,889
TOTAL TELECOMMUNICATION SERVICES		837,889
UTILITIES — 5.52% Electric Utilities — 3.09%
Great Plains Energy, Inc.	30,698	838,362
PPL Corp.	18,351	626,320
		1,464,682
Independent Power and Renewable Electricity Producers — 1.84%
Calpine Corp. (a)	40,278	582,822
NRG Energy, Inc.	24,810	292,014
		874,836
Multi-Utilities — 0.59%
Public Service Enterprise Group, Inc.	7,216	279,187
TOTAL UTILITIES		2,618,705
Total common stocks (Cost $28,691,722)		27,101,515
INVESTMENT COMPANIES — 0.62%
Business Development Companies — 0.62%
Fifth Street Senior Floating Rate Corp.	34,216	293,231
Total investment companies (Cost $312,954)		293,231
PREFERRED STOCKS — 1.08%
ENERGY — 0.03% Energy Equipment & Services — 0.03%
Lone Pine Resources Canada Ltd. (a) (f) (i)	12,005	11,645
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	12,005	0
TOTAL ENERGY		11,645

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
FINANCIALS — 1.05% Banks — 1.05%
Countrywide Capital V, 7.000%	9,614	$246,407
Royal Bank of Scotland Group PLC, 6.600%	9,933	252,298
TOTAL FINANCIALS		498,705
Total preferred stocks (Cost $504,917)		510,350
CONVERTIBLE PREFERRED STOCKS — 0.14%
ENERGY — 0.14% Energy Equipment & Services — 0.09%
McDermott International, Inc., 6.250% (i)	3,468	44,425
Oil, Gas & Consumable Fuels — 0.05%
PetroQuest Energy, Inc., 6.875% (i)	1,653	23,142
TOTAL ENERGY		67,567
Total convertible preferred stocks (Cost $152,796)		67,567
CONVERTIBLE BONDS — 0.86%	Principal Amount
ENERGY — 0.86% Oil, Gas & Consumable Fuels — 0.86%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	$769,000	409,493
TOTAL ENERGY		409,493
Total convertible bonds (Cost $598,309)		409,493
CORPORATE BONDS — 33.60%
CONSUMER DISCRETIONARY — 8.19% Hotels, Restaurants & Leisure — 1.79%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (r)	241,000	248,833
MGM Resorts International 7.750%, 03/15/2022 (d)	198,000	211,118
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	250,000	245,000
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	163,000	144,255
		849,206
Household Durables — 0.46%
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	229,000	216,405
	Principal Amount	Value
Leisure Products — 0.85%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	$242,000	$187,550
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 11/14/2014, Cost $214,427) (i) (r)	210,000	122,850
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	100,000	91,500
		401,900
Media — 3.85%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	240,000	207,599
Cable One, Inc. 5.750%, 06/15/2022 (r)	137,000	136,658
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	95,000	94,763
CCOH Safari LLC 5.750%, 02/15/2026 (r)	185,000	185,925
Entercom Radio LLC 10.500%, 12/01/2019	242,000	251,679
MDC Partners, Inc. 6.750%, 04/01/2020 (r)	186,000	192,278
Numericable — SFR SAS 6.000%, 05/15/2022 (r)	133,000	129,343
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	323,000	296,755
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	135,000	137,531
VTR Finance BV 6.875%, 01/15/2024 (r)	209,000	192,803
		1,825,334
Specialty Retail — 1.15%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (r)	218,000	216,692
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	168,000	42,840
The Men's Wearhouse, Inc. 7.000%, 07/01/2022	65,000	46,800
Outerwall, Inc. 5.875%, 06/15/2021 (d)	291,000	240,075
		546,407
Textiles, Apparel & Luxury Goods — 0.09%
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 05/05/2015, Cost $201,940) (g) (i) (r)	199,000	41,790
10.000%, 08/01/2020 (g) (i)	64,000	3,360
		45,150
TOTAL CONSUMER DISCRETIONARY		3,884,402

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
CONSUMER STAPLES — 2.04% Food Products — 0.95%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (r)	$234,000	$220,545
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	223,000	230,248
		450,793
Household Products — 1.09%
American Greetings Corp. 7.375%, 12/01/2021 (d)	247,000	259,041
Central Garden & Pet Company 6.125%, 11/15/2023	110,000	111,650
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (i)	205,000	148,625
		519,316
TOTAL CONSUMER STAPLES		970,109
ENERGY — 5.30% Energy Equipment & Services — 2.18%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	148,000	81,844
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 08/20/2015, Cost $169,231) (i) (r)	175,000	125,125
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (r)	109,000	38,423
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	182,000	147,875
McDermott International, Inc. 8.000%, 05/01/2021 (r)	378,000	302,400
Offshore Group Investment Ltd. 7.125%, 04/01/2023 (g)	180,000	40,725
Paragon Offshore PLC 6.750%, 07/15/2022 (r)	301,000	43,645
PHI, Inc. 5.250%, 03/15/2019	169,000	136,045
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	162,000	118,260
		1,034,342
	Principal Amount	Value
Oil, Gas & Consumable Fuels — 3.12%
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	$191,000	$88,815
9.500%, 06/15/2020	96,000	17,040
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	133,000	70,490
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	495,000	400,950
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/01/2015 — 09/02/2015, Cost $760,393) (i) (r)	1,050,000	640,499
Niska Gas Storage Canada ULC/ Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	121,000	104,968
PetroQuest Energy, Inc. 10.000%, 09/01/2017	186,000	125,550
Warren Resources, Inc. 9.000%, 08/01/2022 (i)	203,000	31,465
		1,479,777
TOTAL ENERGY		2,514,119
FINANCIALS — 1.27% Banks — 0.41%
Popular, Inc. 7.000%, 07/01/2019	209,000	196,199
Consumer Finance — 0.11%
Credit Acceptance Corp. 7.375%, 03/15/2023 (r)	50,000	49,875
Diversified Financial Services — 0.75%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	449,000	354,149
TOTAL FINANCIALS		600,223
HEALTH CARE — 3.24% Health Care Equipment & Supplies — 0.35%
Halyard Health, Inc. 6.250%, 10/15/2022 (d)	166,000	165,896
Health Care Providers & Services — 1.04%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	98,000	93,468
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, 06/15/2021 (r)	236,000	210,039
Tenet Healthcare Corp. 6.750%, 06/15/2023	204,000	189,593
		493,100
Health Care Technology — 0.46%
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	225,000	217,125

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Pharmaceuticals — 1.39%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	$205,000	$181,425
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, 07/15/2023 (r)	232,000	232,000
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	279,000	249,705
		663,130
TOTAL HEALTH CARE		1,539,251
INDUSTRIALS — 7.20% Aerospace & Defense — 0.40%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 09/02/2015, Cost $204,965) (i) (r)	230,000	191,015
Air Freight & Logistics — 0.47%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	240,000	222,900
Building Products — 2.09%
Allegion PLC 5.875%, 09/15/2023	75,000	76,688
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017	663,000	460,785
Building Materials Corp. of America 6.000%, 10/15/2025 (r)	198,000	202,950
WESCO Distribution, Inc. 5.375%, 12/15/2021	262,000	252,830
		993,253
Commercial Services & Supplies — 0.80%
Audatex North America, Inc. 6.125%, 11/01/2023 (r)	183,000	184,830
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	199,000	196,015
		380,845
Construction & Engineering — 0.47%
AECOM 5.875%, 10/15/2024 (d)	216,000	221,130
Electrical Equipment — 0.39%
General Cable Corp. 5.750%, 10/01/2022	238,000	184,450
Machinery — 1.50%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	209,000	202,730
Meritor, Inc. 6.250%, 02/15/2024	308,000	264,880
Navistar International Corp. 8.250%, 11/01/2021	356,000	245,640
		713,250
	Principal Amount	Value
Trading Companies & Distributors — 1.08%
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	$502,000	$511,726
TOTAL INDUSTRIALS		3,418,569
INFORMATION TECHNOLOGY — 0.93% Communications Equipment — 0.31%
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	155,000	149,575
Electronic Equipment, Instruments & Components — 0.61%
Micron Technology, Inc. 5.500%, 02/01/2025 (d)	152,000	132,620
NXP BV/NXP Funding LLC 5.750%, 03/15/2023 (r)	151,000	156,285
		288,905
Software — 0.01%
First Data Corp. 8.750%, 01/15/2022 (r)	3,884	4,063
TOTAL INFORMATION TECHNOLOGY		442,543
MATERIALS — 3.66% Chemicals — 1.96%
The Chemours Company 7.000%, 05/15/2025 (r)	173,000	118,505
Hexion, Inc. 6.625%, 04/15/2020	315,000	248,062
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 03/17/2015, Cost $226,910) (i) (r)	226,000	148,030
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	233,000	202,710
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	270,000	214,650
		931,957
Metals & Mining — 1.03%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 11/04/2014, Cost $100,263) (i) (r)	100,000	59,750
10.500%, 06/01/2017 (Acquired 07/19/2012 — 01/29/2015, Cost $170,971) (i) (r)	164,000	111,110
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (i)	222,000	32,745
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (r)	165,000	142,313
8.250%, 01/15/2021 (r)	182,000	142,870
		488,788

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Paper & Forest Products — 0.67%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 08/31/2015, Cost $383,142) (i) (r)	$483,000	$195,615
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 05/02/2014, Cost $124,241) (i) (r)	124,000	121,830
		317,445
TOTAL MATERIALS		1,738,190
TELECOMMUNICATION SERVICES — 0.80% Diversified Telecommunication Services — 0.57%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, 10/15/2023	318,000	272,685
Wireless Telecommunication Services — 0.23%
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	114,000	108,015
TOTAL TELECOMMUNICATION SERVICES		380,700
UTILITIES — 0.97% Independent Power and Renewable Electricity Producers — 0.97%
Calpine Corp. 5.750%, 01/15/2025	287,000	254,354
Dynegy, Inc. 7.625%, 11/01/2024 (d)	238,000	204,632
		458,986
TOTAL UTILITIES		458,986
Total corporate bonds (Cost $19,160,721)		15,947,092
TERM LOANS — 1.74%
CONSUMER DISCRETIONARY — 0.53% Multiline Retail — 0.53%
J.C. Penney Corp., Inc. 6.000%, 05/22/2018 (b) (e) (p)	254,217	250,404
TOTAL CONSUMER DISCRETIONARY		250,404
ENERGY — 0.39% Energy Equipment & Services — 0.39%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b) (p)	290,000	46,255
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	215,000	136,525
		182,780
TOTAL ENERGY		182,780
	Principal Amount	Value
MATERIALS — 0.82% Metals & Mining — 0.82%
Noranda Aluminum Acquisition Corp. 5.750%, 02/28/2019 (b) (i) (p)	$756,459	$391,467
TOTAL MATERIALS		391,467
Total term loans (Cost $1,245,311)		824,651
Total long-term investments (Cost $50,666,730)		45,153,899
SHORT-TERM INVESTMENTS — 4.48%
Time Deposits — 4.48%
Australia and New Zealand Banking Group Ltd., 0.09%, 01/04/2016*	2,125,758	2,125,758
Total short-term investments (Cost $2,125,758)		2,125,758
Total investments — 99.62% (Cost $52,792,488)		47,279,657
Other assets in excess of liabilities — 0.38%		180,767
Net assets — 100.00%		$47,460,424

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2015.

(d) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $11,645, which represented 0.02% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(g) — Issuer is currently in default on its regularly scheduled interest payments.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $10,108,554, which represented 21.30% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,477,121, which represented 3.11% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Schedule of Credit Default Swap Contracts — December 31, 2015

Hotchkis & Wiley Capital Income Fund (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.25	Goldman Sachs International(4)	5.00%	12/20/20	$(1,800,000)	$9,092	$20,767	$11,675

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of December 31, 2015 was A3.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers	Percent of net assets
American Airlines Group, Inc. (includes U.S. Airways)	1.54%
CommScope Holding Company, Inc. (includes CommScope Technologies Finance LLC)	1.22%
Valeant Pharmaceuticals International, Inc.	1.17%
Charter Communications, Inc. (includes CCO Holdings LLC/CCO Holdings Capital Corp. and CCOH Safari LLC)	1.14%
HCA, Inc.	1.10%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC	1.08%
Royal Bank of Scotland Group PLC	1.08%
Popular, Inc.	1.07%
Weekley Homes LLC/Weekley Finance Corp.	1.05%
AECOM	1.03%
CORPORATE BONDS — 85.78%	Principal Amount	Value
Advertising — 0.85%
MDC Partners, Inc. 6.750%, 04/01/2020 (r)	$18,655,000	$19,284,606
Aerospace/Defense — 0.72%
CBC Ammo LLC/CBC FinCo, Inc. 7.250%, 11/15/2021 (Acquired 04/09/2015 — 11/24/2015, Cost $17,701,480) (i) (r)	19,715,000	16,373,307
Auto Parts & Equipment — 2.61%
The Goodyear Tire & Rubber Company 5.125%, 11/15/2023	10,230,000	10,536,900
Meritor, Inc. 6.250%, 02/15/2024	15,800,000	13,588,000
Schaeffler Holding Finance BV 6.750%, 11/15/2022 (p) (r)	12,034,000	12,996,720
ZF North America Capital, Inc. 4.750%, 04/29/2025 (r)	22,782,000	21,785,288
		58,906,908
Automakers — 0.68%
Navistar International Corp. 8.250%, 11/01/2021 (d)	22,167,000	15,295,230
Banking — 1.07%
Popular, Inc. 7.000%, 07/01/2019	25,864,000	24,279,830
	Principal Amount	Value
Building & Construction — 3.18%
WCI Communities, Inc. 6.875%, 08/15/2021	$16,533,000	$17,452,565
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	25,078,000	23,698,710
William Lyon Homes, Inc. 8.500%, 11/15/2020 (d)	9,307,000	9,888,688
Zachry Holdings, Inc. 7.500%, 02/01/2020 (r)	21,236,000	20,917,460
		71,957,423
Building Materials — 4.54%
Allegion PLC 5.875%, 09/15/2023	12,945,000	13,236,262
Associated Materials LLC/AMH New Finance, Inc. 9.125%, 11/01/2017 (d)	21,355,000	14,841,725
Building Materials Corp. of America 6.000%, 10/15/2025 (r)	14,685,000	15,052,125
Masonite International Corp. 5.625%, 03/15/2023 (r)	15,619,000	16,204,713
RSI Home Products, Inc. 6.500%, 03/15/2023 (r)	21,275,000	22,019,625
WESCO Distribution, Inc. 5.375%, 12/15/2021 (d)	21,942,000	21,174,030
		102,528,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Cable & Satellite TV — 4.97%
Altice Luxembourg SA 7.625%, 02/15/2025 (r)	$23,065,000	$19,951,225
Cable One, Inc. 5.750%, 06/15/2022 (r)	16,905,000	16,862,737
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	9,935,000	9,910,162
CCOH Safari LLC 5.750%, 02/15/2026 (r)	15,790,000	15,868,950
Numericable — SFR SAS 6.000%, 05/15/2022 (r)	12,970,000	12,613,325
Virgin Media Finance PLC 6.375%, 04/15/2023 (r)	14,750,000	15,026,563
VTR Finance BV 6.875%, 01/15/2024 (r)	23,979,000	22,120,628
		112,353,590
Chemicals — 4.88%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding 7.375%, 05/01/2021 (r)	5,680,000	6,003,050
The Chemours Company 7.000%, 05/15/2025 (r)	20,550,000	14,076,750
Hexion, Inc. 6.625%, 04/15/2020 (d)	20,703,000	16,303,612
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (d)	25,397,000	17,650,915
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (a) (f) (i)	25,397,000	0
OMNOVA Solutions, Inc. 7.875%, 11/01/2018 (d)	15,995,000	15,755,075
Perstorp Holding AB 8.750%, 05/15/2017 (r)	22,192,000	22,081,040
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	21,255,000	18,491,850
		110,362,292
Consumer/Commercial/Lease Financing — 0.83%
Credit Acceptance Corp. 6.125%, 02/15/2021	19,044,000	18,734,535
Diversified Capital Goods — 1.62%
Apex Tool Group LLC 7.000%, 02/01/2021 (r)	23,030,000	17,848,250
General Cable Corp. 5.750%, 10/01/2022	24,211,000	18,763,525
		36,611,775
Electric — Generation — 1.70%
Calpine Corp. 5.750%, 01/15/2025	19,595,000	17,366,069
Dynegy, Inc. 7.625%, 11/01/2024 (d)	24,535,000	21,095,193
		38,461,262
	Principal Amount	Value
Electronics — 1.97%
Micron Technology, Inc. 5.500%, 02/01/2025 (d)	$17,497,000	$15,266,133
NXP BV/NXP Funding LLC 4.625%, 06/15/2022 (r)	7,708,000	7,592,380
5.750%, 03/15/2023 (r)	7,530,000	7,793,550
Sensata Technologies BV 5.625%, 11/01/2024 (r)	13,568,000	13,924,160
		44,576,223
Energy — Exploration & Production — 5.56%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (Acquired 05/15/2015 — 08/26/2015, Cost $16,102,300) (i) (r)	16,846,000	12,044,890
Comstock Resources, Inc. 10.000%, 03/15/2020 (r)	18,182,000	8,454,630
9.500%, 06/15/2020 (d)	8,322,000	1,477,155
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/2020 (r)	9,750,000	3,436,875
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	13,386,000	7,094,580
Gulfport Energy Corp. 7.750%, 11/01/2020	19,981,000	17,982,900
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	26,877,000	21,770,370
Lonestar Resources America, Inc. 8.750%, 04/15/2019 (Acquired 09/03/2015 — 12/08/2015, Cost $6,447,116) (i) (r)	9,327,000	5,689,470
Parsley Energy LLC/Parsley Finance Corp. 7.500%, 02/15/2022 (r)	17,521,000	16,820,160
PetroQuest Energy, Inc. 10.000%, 09/01/2017	18,921,000	12,771,675
Rice Energy, Inc. 6.250%, 05/01/2022 (d)	21,745,000	15,765,125
Warren Resources, Inc. 9.000%, 08/01/2022 (i)	15,131,000	2,345,305
		125,653,135
Food — Wholesale — 2.68%
Pinnacle Operating Corp. 9.000%, 11/15/2020 (r)	23,318,000	21,977,215
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (r)	16,155,000	17,104,106
Wells Enterprises, Inc. 6.750%, 02/01/2020 (r)	20,817,000	21,493,553
		60,574,874

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Forestry/Paper — 2.30%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 12/16/2015, Cost $20,430,753) (i) (r)	$25,840,000	$10,465,200
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 12/15/2015, Cost $21,747,867) (i) (r)	21,678,000	21,298,635
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,435,000	20,220,825
		51,984,660
Gaming — 2.27%
MCE Finance Ltd. 5.000%, 02/15/2021 (r)	16,978,000	15,534,870
MGM Resorts International 7.750%, 03/15/2022 (d)	17,597,000	18,762,801
Wynn Macau Ltd. 5.250%, 10/15/2021 (r)	19,327,000	17,104,395
		51,402,066
Gas Distribution — 2.08%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.500%, 03/01/2020	22,010,000	21,899,950
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019	9,114,000	7,906,395
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, 05/15/2023	18,815,000	17,215,725
		47,022,070
Health Facilities — 2.63%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	17,355,000	16,552,331
HCA, Inc. 5.375%, 02/01/2025	25,130,000	24,847,288
Tenet Healthcare Corp. 6.750%, 06/15/2023	19,470,000	18,094,931
		59,494,550
Health Services — 0.45%
Universal Hospital Services, Inc. 7.625%, 08/15/2020	10,774,000	10,167,963
Machinery — 0.71%
Cleaver-Brooks, Inc. 8.750%, 12/15/2019 (r)	16,529,000	16,033,130
Media Content — 1.80%
Entercom Radio LLC 10.500%, 12/01/2019	18,470,000	19,208,800
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	23,306,000	21,412,387
		40,621,187
	Principal Amount	Value
Medical Products — 2.77%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, 06/15/2021 (r)	$12,575,000	$11,191,750
Grifols Worldwide Operations Ltd. 5.250%, 04/01/2022	17,691,000	17,823,683
Halyard Health, Inc. 6.250%, 10/15/2022	19,843,000	19,830,598
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	13,380,000	13,714,500
		62,560,531
Metals/Mining Excluding Steel — 3.84%
Century Aluminum Company 7.500%, 06/01/2021 (r)	19,499,000	13,161,825
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 01/08/2015, Cost $8,889,148) (i) (r)	8,845,000	5,284,887
10.500%, 06/01/2017 (Acquired 07/19/2012 — 07/28/2015, Cost $15,058,821) (i) (r)	14,580,000	9,877,950
Kaiser Aluminum Corp. 8.250%, 06/01/2020	10,473,000	10,996,650
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019 (i)	18,476,000	2,725,210
Rain CII Carbon LLC/CII Carbon Corp. 8.000%, 12/01/2018 (r)	12,110,000	10,444,875
8.250%, 01/15/2021 (r)	15,395,000	12,085,075
Real Alloy Holding, Inc. 10.000%, 01/15/2019 (r)	21,847,000	22,270,286
		86,846,758
Oil Field Equipment & Services — 4.81%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	13,724,000	7,589,372
Globe Luxembourg SCA 9.625%, 05/01/2018 (r)	14,692,000	11,937,250
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 04/14/2015, Cost $16,772,798) (i) (r)	18,538,000	12,142,390
McDermott International, Inc. 8.000%, 05/01/2021 (r)	23,581,000	18,864,800
Offshore Group Investment Ltd. 7.125%, 04/01/2023 (g)	18,221,000	4,122,501
Paragon Offshore PLC 6.750%, 07/15/2022 (r)	24,417,000	3,540,465
PHI, Inc. 5.250%, 03/15/2019	26,257,000	21,136,885
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (r)	15,027,000	10,969,710
Unit Corp. 6.625%, 05/15/2021	25,344,000	18,374,400
		108,677,773

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Oil Refining & Marketing — 1.65%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 6.500%, 04/15/2021	$20,544,000	$17,976,000
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020 (d)	18,678,000	19,425,120
		37,401,120
Personal & Household Products — 3.08%
American Greetings Corp. 7.375%, 12/01/2021 (d)	19,807,000	20,772,591
Central Garden & Pet Company 6.125%, 11/15/2023	11,520,000	11,692,800
FGI Operating Company LLC/FGI Finance, Inc. 7.875%, 05/01/2020 (i)	17,206,000	12,474,350
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 03/30/2015, Cost $16,944,362) (i) (r)	16,632,000	9,729,720
Vista Outdoor, Inc. 5.875%, 10/01/2023 (r)	14,414,000	14,846,420
		69,515,881
Pharmaceuticals — 3.71%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/2023 (r)	23,201,000	20,532,885
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, 07/15/2023 (r)	12,602,000	12,602,000
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (r)	25,249,000	24,365,285
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/2025 (r)	29,514,000	26,415,030
		83,915,200
Printing & Publishing — 0.95%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	27,215,000	21,465,831
Recreation & Travel — 0.65%
Interval Acquisition Corp. 5.625%, 04/15/2023 (r)	14,734,000	14,697,165
Restaurants — 1.48%
1011778 BC ULC/New Red Finance, Inc. 6.000%, 04/01/2022 (r)	16,309,000	16,839,043
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	17,037,000	16,696,260
		33,535,303
Software/Services — 0.78%
VeriSign, Inc. 5.250%, 04/01/2025	17,416,000	17,546,620
	Principal Amount	Value
Specialty Retail — 2.39%
Argos Merger Sub, Inc. 7.125%, 03/15/2023 (r)	$19,500,000	$19,383,000
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/2019 (p) (r)	15,942,000	4,065,210
CST Brands, Inc. 5.000%, 05/01/2023	21,804,000	21,694,980
The Men's Wearhouse, Inc. 7.000%, 07/01/2022	7,239,000	5,212,080
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 05/20/2015, Cost $16,466,279) (g) (i) (r)	16,744,000	3,516,240
10.000%, 08/01/2020 (g) (i)	4,886,000	256,515
		54,128,025
Support — Services — 4.74%
AECOM 5.875%, 10/15/2024 (d)	22,795,000	23,336,381
Aguila 3 SA 7.875%, 01/31/2018 (r)	15,598,000	15,695,487
Ashtead Capital, Inc. 5.625%, 10/01/2024 (r)	21,937,000	22,320,898
Audatex North America, Inc. 6.125%, 11/01/2023 (r)	17,853,000	18,031,530
The GEO Group, Inc. 5.875%, 10/15/2024	13,215,000	12,884,625
Outerwall, Inc. 5.875%, 06/15/2021	17,960,000	14,817,000
		107,085,921
Technology Hardware & Equipment — 2.09%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	18,859,000	19,801,950
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (p) (r)	10,260,000	10,413,900
CommScope Technologies Finance LLC 6.000%, 06/15/2025 (r)	17,746,000	17,124,890
		47,340,740
Telecom — Wireless — 1.38%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, 10/15/2023	21,150,000	18,136,125
Wind Acquisition Finance SA 7.375%, 04/23/2021 (r)	13,672,000	12,954,220
		31,090,345
Telecom — Wireline Integrated & Services — 0.75%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	17,554,000	17,027,380
Transport Infrastructure/Services — 0.61%
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	14,750,000	13,699,063
Total corporate bonds (Cost $2,230,147,943)		1,939,212,752

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
ASSET-BACKED SECURITIES — 1.54%
Air Transportation — 1.54%
U.S. Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019 (i)	$10,449,918	$11,298,974
U.S. Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	22,270,183	23,411,530
		34,710,504
Total asset-backed securities (Cost $34,726,808)		34,710,504
CONVERTIBLE BONDS — 0.98%
Auto Parts & Equipment — 0.32%
Meritor, Inc. 7.875%, 03/01/2026	6,089,000	7,291,577
Automakers — 0.28%
Navistar International Corp. 4.750%, 04/15/2019	13,085,000	6,313,513
Energy — Exploration & Production — 0.38%
Cobalt International Energy, Inc. 3.125%, 05/15/2024 (d)	16,235,000	8,645,137
Total convertible bonds (Cost $34,855,315)		22,250,227
TERM LOANS — 1.99%
Department Stores — 0.75%
J.C. Penney Corp., Inc. 6.000%, 05/22/2018 (b) (e) (p)	17,336,501	17,076,453
Energy — Exploration & Production — 0.70%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b) (p)	26,205,000	4,179,698
Jonah Energy LLC 7.500%, 05/12/2021 (b) (p)	18,315,210	11,630,158
		15,809,856
Metals/Mining Excluding Steel — 0.24%
Noranda Aluminum Acquisition Corp. 5.750%, 02/28/2019 (b) (i) (p)	10,313,984	5,337,487
Specialty Retail — 0.30%
J.Crew Group, Inc. 4.000%, 03/05/2021 (b) (p)	10,414,452	6,785,016
Total term loans (Cost $74,571,817)		45,008,812
CONVERTIBLE PREFERRED STOCKS — 0.10%	Shares Held	Value
Oil Field Equipment & Services — 0.10%
McDermott International, Inc., 6.250% (i)	178,219	$2,282,985
Total convertible preferred stocks (Cost $4,532,955)		2,282,985
PREFERRED STOCKS — 3.60%
Banking — 3.53%
Citigroup, Inc., 7.125% (b)	706,850	19,798,868
Countrywide Capital V, 7.000%	628,814	16,116,503
Morgan Stanley Capital Trust III, 6.250%	583,836	14,876,141
Morgan Stanley Capital Trust VIII, 6.450%	183,557	4,645,828
Royal Bank of Scotland Group PLC, 6.600%	957,890	24,330,406
		79,767,746
Energy — Exploration & Production — 0.07%
Lone Pine Resources Canada Ltd. (a) (f) (i)	1,596,813	1,548,909
Lone Pine Resources, Inc. Multiple Voting Shares (a) (f) (i)	1,596,813	0
		1,548,909
Total preferred stocks (Cost $77,156,613)		81,316,655
COMMON STOCKS — 0.42%
Automakers — 0.42%
General Motors Company	137,610	4,680,116
General Motors Company — Escrow (a) (f) (i)	352,400	0
Motors Liquidation Company GUC Trust	334,083	4,860,908
		9,541,024
Energy — Exploration & Production — 0.00%
Lone Pine Resources Canada Ltd. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. (a) (f) (i)	414,738	0
Lone Pine Resources, Inc. — Escrow (a) (f) (i)	3,325,000	0
		0
Total common stocks (Cost $9,865,639)		9,541,024
WARRANTS — 0.15%
Automakers — 0.15%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	46,747	1,139,692
Expiration: July 2019, Exercise Price: $18.33	133,142	2,178,203
Total warrants (Cost $2,942,685)		3,317,895
Total long-term investments (Cost $2,468,799,775)		2,137,640,854

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

SHORT-TERM INVESTMENTS — 3.43%	Principal Amount	Value
Time Deposits — 3.43%
Citigroup, Inc., 0.09%, 01/04/2016*	$17,512,684	$17,512,684
JPMorgan Chase & Company, 0.09%, 01/04/2016*	60,034,119	60,034,119
Total short-term investments (Cost $77,546,803)		77,546,803
Total investments — 97.99% (Cost $2,546,346,578)		2,215,187,657
Other assets in excess of liabilities — 2.01%		45,512,256
Net assets — 100.00%		$2,260,699,913

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2015.

(d) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $1,548,909, which represented 0.07% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(g) — Issuer is currently in default on its regularly scheduled interest payments.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,086,870,135, which represented 48.08% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Credit Default Swap Contracts — December 31, 2015

Hotchkis & Wiley High Yield Fund (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.25	Goldman Sachs International(4)	5.00%	12/20/20	$(60,000,000)	$118,120	$692,231	$574,111

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of December 31, 2015 was A3.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2015 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$463,748,049	$627,850,201	$2,184,975,124	$854,331,978	$14,182,707
Affiliated issuers	—	—	217,525,753	123,603,772	—
Collateral for securities on loan*	6,428,194	12,571,611	53,843,128	14,817,605	—
Short-term investments*	1,040,248	2,137,012	45	1,547,750	118,387
Dividends and interest receivable	832,856	1,288,541	3,259,043	583,816	19,949
Receivable for investments sold	—	—	16,346,930	73,170	—
Receivable for Fund shares sold	778,166	1,673,367	3,284,975	1,804,754	—
Receivable from Advisor	—	—	—	—	2,543
Other assets	44,554	50,270	141,739	61,688	13,229
Total assets	$472,872,067	$645,571,002	$2,479,376,737	$996,824,533	$14,336,815
Liabilities:
Collateral upon return of securities on loan	$6,428,194	$12,571,611	$53,843,128	$14,817,605	$—
Payable for investments purchased	—	—	3,794,741	—	—
Payable for Fund shares repurchased	805,585	1,267,500	20,341,470	3,148,461	—
Payable to Advisor	281,974	406,476	1,574,096	633,113	—
Payable to Trustees	472	669	1,821	411	7
Accrued distribution and service fees	57,426	292,435	568,165	182,271	505
Cash overdraft	—	—	2,465	—	—
Accrued expenses and other liabilities	143,595	301,808	1,313,430	808,597	49,617
Total liabilities	7,717,246	14,840,499	81,439,316	19,590,458	50,129
Commitments and contingencies (Note 8)
Net assets	$465,154,821	$630,730,503	$2,397,937,421	$977,234,075	$14,286,686
Net Assets consist of:
Paid-in capital	$1,141,826,036	$1,764,920,961	$2,741,984,061	$1,030,171,448	$15,707,234
Undistributed net investment income	2,672,443	4,053,812	2,209,360	1,126,500	733
Undistributed net realized gain (loss)	(607,846,391)	(1,026,883,041)	34,872,613	(21,566,817)	182,815
Net unrealized appreciation (depreciation) of securities and foreign currency transactions	(71,497,267)	(111,361,229)	(381,128,613)	(32,497,056)	(1,604,096)
Net assets	$465,154,821	$630,730,503	$2,397,937,421	$977,234,075	$14,286,686
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$416,453,834	$432,991,779	$1,890,410,620	$798,261,747	$13,922,214
Shares outstanding (unlimited shares $0.001 par value authorized)	29,323,415	17,688,320	60,417,403	16,194,510	1,583,750
Net asset value per share	$14.20	$24.48	$31.29	$49.29	$8.79
Calculation of Net Asset Value Per Share — Class A
Net assets	$44,612,136	$157,048,875	$404,425,596	$152,040,046	$364,472
Shares outstanding (unlimited shares $0.001 par value authorized)	3,126,155	6,448,148	13,089,608	3,105,400	41,522
Net asset value per share	$14.27	$24.36	$30.90	$48.96	$8.78
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$15.06	$25.71	$32.61	$51.67	$9.27
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$4,088,851	$28,308,047	$87,958,093	$26,932,282
Shares outstanding (unlimited shares $0.001 par value authorized)	288,025	1,187,373	3,191,076	646,197
Net asset value per share	$14.20	$23.84	$27.56	$41.68
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$12,381,802	$15,143,112
Shares outstanding (unlimited shares $0.001 par value authorized)		505,346	488,296
Net asset value per share		$24.50	$31.01
*Cost of long-term investments
Unaffiliated issuers	$535,245,316	$739,211,430	$2,361,111,031	$833,092,409	$15,786,803
Affiliated issuers	—	—	422,503,717	177,340,593	—
*Cost of collateral for securities on loan	6,428,194	12,571,611	53,843,128	14,817,605	—
*Cost of short-term investments	1,040,248	2,137,012	45	1,547,750	118,387

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2015 (UNAUDITED)

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$5,437,701	$542,637,188	$45,153,899	$2,137,640,854
Collateral for securities on loan*	—	2,005,140	—	—
Short-term investments*	74,849	3,756,508	2,125,758	77,546,803
Premiums paid for credit default swap contracts	—	—	9,092	118,120
Unrealized appreciation on credit default swap contracts	—	—	11,675	574,111
Cash collateral for futures	—	1,081,083	—	—
Dividends and interest receivable	11,635	1,601,927	450,309	39,460,169
Receivable for investments sold	—	13,614	137,588	6,520,452
Receivable from broker for credit default swap contracts	—	—	149,994	3,742,560
Receivable for variation margin	—	226,438	—	—
Receivable for Fund shares sold	200,000	16,533,289	28,802	9,958,039
Receivable from Advisor	10,887	—	—	—
Other assets	15,498	57,603	10,122	129,976
Total assets	$5,750,570	$567,912,790	$48,077,239	$2,275,691,084
Liabilities:
Collateral upon return of securities on loan	$—	$2,005,140	$—	$—
Payable for investments purchased	—	916,239	235,857	1,967,491
Payable for Fund shares repurchased	—	2,816,820	237,190	8,050,173
Payable to Advisor	—	348,880	8,149	986,706
Payable to Trustees	5	208	32	412
Accrued distribution and service fees	502	332,777	11,344	337,091
Distributions payable to shareholders	—	—	55,745	3,006,062
Accrued expenses and other liabilities	44,502	172,336	68,498	643,236
Total liabilities	45,009	6,592,400	616,815	14,991,171
Commitments and contingencies (Note 8)
Net assets	$5,705,561	$561,320,390	$47,460,424	$2,260,699,913
Net Assets consist of:
Paid-in capital	$6,241,686	$615,530,407	$53,897,059	$2,607,898,447
Undistributed net investment income (loss)	3,949	(307,417)	(38,277)	(1,569,506)
Undistributed net realized loss	(27,248)	(12,171,546)	(897,203)	(15,044,218)
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(512,826)	(42,206,689)	(5,512,830)	(331,158,921)
Credit default swap contracts	—	—	11,675	574,111
Futures contracts	—	475,635	—	—
Net assets	$5,705,561	$561,320,390	$47,460,424	$2,260,699,913
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$5,604,497	$311,467,138	$27,791,443	$1,689,367,853
Shares outstanding (unlimited shares $0.001 par value authorized)	546,099	13,638,309	2,690,615	152,912,485
Net asset value per share	$10.26	$22.84	$10.33	$11.05
Calculation of Net Asset Value Per Share — Class A
Net assets	$101,064	$171,726,416	$19,668,981	$568,745,609
Shares outstanding (unlimited shares $0.001 par value authorized)	9,844	7,508,775	1,835,402	51,811,637
Net asset value per share	$10.27	$22.87	$10.72	$10.98
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$10.84	$24.14
(Net asset value per share divided by 0.9525)			$11.25
(Net asset value per share divided by 0.9625)				$11.41
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets		$78,126,836		$2,586,451
Shares outstanding (unlimited shares $0.001 par value authorized)		3,655,320		234,582
Net asset value per share		$21.37		$11.03
*Cost of long-term investments	$5,950,469	$584,837,407	$50,666,730	$2,468,799,775
*Cost of collateral for securities on loan	—	2,005,140	—	—
*Cost of short-term investments	74,849	3,756,508	2,125,758	77,546,803

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$5,563,458	$7,863,317	$22,810,278	$6,497,067	$142,380
Affiliated issuers	—	—	425,850	271,616	—
Interest	546	906	2,043	2,522	24
Securities on loan	8,937	11,125	246,980	148,069	—
Total income	5,572,941	7,875,348	23,485,151	6,919,274	142,404
Expenses:
Advisory fees	1,886,446	2,547,741	10,751,161	4,029,129	54,951
Professional fees and expenses	18,527	20,746	45,192	23,747	12,547
Custodian fees and expenses	23,809	32,488	58,389	17,952	9,047
Transfer agent fees and expenses	400,908	556,172	2,974,671	1,513,936	11,616
Accounting fees and expenses	30,472	39,384	154,995	60,799	28,903
Administration fees and expenses	69,925	94,222	396,738	148,966	15,883
Trustees' fees and expenses	15,724	21,181	93,214	33,666	445
Reports to shareholders	21,508	29,638	123,329	51,222	1,228
Registration fees	34,857	43,478	80,756	46,866	26,137
Distribution and service fees — Class A	60,822	217,636	654,606	214,680	357
Distribution and service fees — Class C	20,253	167,837	569,151	154,459	—
Distribution and service fees — Class R	—	31,897	41,055	—	—
Other expenses	13,885	19,117	74,835	26,061	1,996
Total expenses	2,597,136	3,821,537	16,018,092	6,321,483	163,110
Fee waiver/expense reimbursement by Advisor (Note 2)	(126,563)	—	—	—	(71,167)
Net expenses	2,470,573	3,821,537	16,018,092	6,321,483	91,943
Net investment income	3,102,368	4,053,811	7,467,059	597,791	50,461
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	25,815,135	31,268,884	137,364,068	19,168,050	(11,421)
Sales of affiliated issuers	—	—	9,843,507	(299,656)	—
Foreign currency transactions	—	—	(12,757)	(11,123)	—
Net realized gains (losses)	25,815,135	31,268,884	147,194,818	18,857,271	(11,421)
Net change in unrealized depreciation of securities and foreign currency transactions	(77,866,645)	(96,875,547)	(495,547,489)	(142,343,883)	(1,468,774)
Net losses	(52,051,510)	(65,606,663)	(348,352,671)	(123,486,612)	(1,480,195)
Net Decrease in Net Assets Resulting from Operations	$(48,949,142)	$(61,552,852)	$(340,885,612)	$(122,888,821)	$(1,429,734)
*Net of Foreign Taxes Withheld	$10,144	$14,203	$501,018	$70,270	$155

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (UNAUDITED)

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$58,634	$4,463,846	$530,278	$3,068,682
Interest	15	5,816,813	999,502	88,682,305
Securities on loan	—	20,129	—	—
Total income	58,649	10,300,788	1,529,780	91,750,987
Expenses:
Advisory fees	23,367	2,303,097	192,884	6,953,816
Professional fees and expenses	12,387	18,325	12,924	44,247
Custodian fees and expenses	9,855	31,519	12,849	37,813
Transfer agent fees and expenses	13,652	419,376	41,599	1,526,561
Accounting fees and expenses	21,991	37,847	32,088	151,550
Administration fees and expenses	15,844	85,351	14,255	349,993
Trustees' fees and expenses	181	18,821	2,065	78,797
Reports to shareholders	929	25,815	3,236	101,063
Registration fees	19,575	40,194	23,850	72,432
Distribution and service fees — Class A	169	244,189	36,351	795,096
Distribution and service fees — Class C	—	384,744	—	16,987
Other expenses	1,783	14,809	3,230	52,263
Total expenses	119,733	3,624,087	375,331	10,180,618
Fee waiver/expense reimbursement by Advisor (Note 2)	(87,434)	—	(101,583)	(518,223)
Net expenses	32,299	3,624,087	273,748	9,662,395
Net investment income	26,350	6,676,701	1,256,032	82,088,592
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	79,482	(11,628,592)	424,582	(15,691,253)
Foreign currency transactions	(1,058)	(39,700)	(4,653)	—
Credit default swap contracts	—	—	17,239	207,428
Futures contracts	—	1,489,014	—	—
Net realized gains (losses)	78,424	(10,179,278)	437,168	(15,483,825)
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(577,167)	(48,050,491)	(6,813,713)	(270,497,229)
Credit default swap contracts	—	—	11,675	511,321
Futures contracts	—	1,069,878	—	—
Net change in unrealized depreciation	(577,167)	(46,980,613)	(6,802,038)	(269,985,908)
Net losses	(498,743)	(57,159,891)	(6,364,870)	(285,469,733)
Net Decrease in Net Assets Resulting from Operations	$(472,393)	$(50,483,190)	$(5,108,838)	$(203,381,141)
*Net of Foreign Taxes Withheld	$3,055	$151,207	$2,142	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$3,102,368	$6,224,538	$4,053,811	$9,066,665
Net realized gains	25,815,135	66,911,570	31,268,884	81,575,671
Net change in unrealized depreciation	(77,866,645)	(45,156,726)	(96,875,547)	(50,911,252)
Net increase (decrease) in net assets resulting from operations	(48,949,142)	27,979,382	(61,552,852)	39,731,084
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(6,169,631)	(11,538,580)	(6,843,779)	(14,945,124)
Class A	(475,579)	(1,240,124)	(1,999,075)	(5,638,158)
Class C	(8,797)	(25,227)	(90,520)	(827,500)
Class R	—	—	(131,889)	(306,615)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(6,654,007)	(12,803,931)	(9,065,263)	(21,717,397)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(18,228,310)	(25,332,350)	(23,533,290)	(54,141,813)
Net Assets:
Total decrease in net assets	(73,831,459)	(10,156,899)	(94,151,405)	(36,128,126)
Beginning of period	538,986,280	549,143,179	724,881,908	761,010,034
End of period	$465,154,821	$538,986,280	$630,730,503	$724,881,908
Undistributed net investment income	$2,672,443	$6,224,082	$4,053,812	$9,065,264

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$7,467,059	$8,379,768	$597,791	$3,850,750
Net realized gains	147,194,818	292,624,152	18,857,271	101,006,030
Net change in unrealized depreciation	(495,547,489)	(341,212,577)	(142,343,883)	(54,701,875)
Net increase (decrease) in net assets resulting from operations	(340,885,612)	(40,208,657)	(122,888,821)	50,154,905
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(8,441,105)	(14,081,522)	(2,304,482)	(1,581,401)
Class A	(458,979)	(2,526,377)	(172,473)	—
Class C	—	—	—	—
Class R	—	(35,928)	—	—
Net realized gains:
Class I	(241,166,879)	(209,828,890)	(83,903,099)	(92,773,672)
Class A	(53,451,452)	(68,572,878)	(16,251,914)	(21,621,104)
Class C	(14,053,381)	(14,212,255)	(3,320,258)	(4,750,207)
Class R	(1,893,363)	(2,041,591)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(319,465,159)	(311,299,441)	(105,952,226)	(120,726,384)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(208,117,312)	33,871,751	24,404,534	218,961,094
Net Assets:
Total increase (decrease) in net assets	(868,468,083)	(317,636,347)	(204,436,513)	148,389,615
Beginning of period	3,266,405,504	3,584,041,851	1,181,670,588	1,033,280,973
End of period	$2,397,937,421	$3,266,405,504	$977,234,075	$1,181,670,588
Undistributed net investment income	$2,209,360	$3,642,385	$1,126,500	$3,005,664

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015+	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$50,461	$38,685	$26,350	$57,741
Net realized gains (losses)	(11,421)	119,874	78,424	297,299
Net change in unrealized depreciation	(1,468,774)	(135,322)	(577,167)	(411,497)
Net increase (decrease) in net assets resulting from operations	(1,429,734)	23,237	(472,393)	(56,457)
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(66,248)	(23,732)	(57,419)	(111,362)
Class A	(1,275)	(337)	(769)	(3,011)
Net realized gains:
Class I	(383,431)	(119,160)	(298,490)	(283,232)
Class A	(10,065)	(2,242)	(5,594)	(8,484)
Net decrease in net assets resulting from dividends and distributions to shareholders	(461,019)	(145,471)	(362,272)	(406,089)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	710,365	15,589,308	286,304	2,712,326
Net Assets:
Total increase (decrease) in net assets	(1,180,388)	15,467,074	(548,361)	2,249,780
Beginning of period	15,467,074	—	6,253,922	4,004,142
End of period	$14,286,686	$15,467,074	$5,705,561	$6,253,922
Undistributed net investment income	$733	$17,795	$3,949	$35,787

+ The Fund commenced operations on June 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		Capital Income Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$6,676,701	$6,958,489	$1,256,032	$2,673,489
Net realized gains (losses)	(10,179,278)	93,019,010	437,168	983,832
Net change in unrealized depreciation	(46,980,613)	(64,010,081)	(6,802,038)	(2,986,899)
Net increase (decrease) in net assets resulting from operations	(50,483,190)	35,967,418	(5,108,838)	670,422
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(5,431,109)	(4,493,870)	(758,954)	(1,145,276)
Class A	(2,859,531)	(2,221,897)	(666,679)	(1,779,729)
Class C	(725,496)	(453,054)	—	—
Net realized gains:
Class I	(38,107,828)	(22,317,258)	(1,031,274)	(387,273)
Class A	(23,383,446)	(13,002,279)	(941,388)	(772,864)
Class C	(10,200,196)	(4,700,078)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(80,707,606)	(47,188,436)	(3,398,295)	(4,085,142)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	51,023,939	169,920,311	(20,388,546)	10,499,937
Net Assets:
Total increase (decrease) in net assets	(80,166,857)	158,699,293	(28,895,679)	7,085,217
Beginning of period	641,487,247	482,787,954	76,356,103	69,270,886
End of period	$561,320,390	$641,487,247	$47,460,424	$76,356,103
Undistributed net investment income (loss)	$(307,417)	$2,032,018	$(38,277)	$131,324

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	High Yield Fund
	Six months ended December 31, 2015 (unaudited)	Year ended June 30, 2015
Operations:
Net investment income	$82,088,592	$120,654,174
Net realized gains (losses)	(15,483,825)	22,224,627
Net change in unrealized depreciation	(269,985,908)	(132,782,005)
Net increase (decrease) in net assets resulting from operations	(203,381,141)	10,096,796
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(63,134,509)	(88,000,479)
Class A	(20,503,888)	(33,219,800)
Class C	(97,058)	(177,610)
Net realized gains:
Class I	(14,726,301)	(12,049,524)
Class A	(4,896,486)	(4,803,498)
Class C	(24,422)	(31,717)
Net decrease in net assets resulting from dividends and distributions to shareholders	(103,382,664)	(138,282,628)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(178,749,966)	1,136,592,881
Net Assets:
Total increase (decrease) in net assets	(485,513,771)	1,008,407,049
Beginning of period	2,746,213,684	1,737,806,635
End of period	$2,260,699,913	$2,746,213,684
Undistributed net investment income (loss)	$(1,569,506)	$77,357

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$15.89	$0.10	$(1.58)	$(1.48)	$(0.21)	$—	$(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)
Class A
Six months ended 12/31/2015*	15.92	0.08	(1.58)	(1.50)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)
Class C
Six months ended 12/31/2015*	15.76	0.02	(1.55)	(1.53)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2015*	$14.20	–9.29%	$416,454	0.95%[3]		1.00%[3]	1.27%[3]
Year ended 6/30/2015	15.89	5.30	481,815	0.95		0.99	1.18
Year ended 6/30/2014	15.47	24.98	485,541	0.95		1.01	2.72
Year ended 6/30/2013	12.53	29.65	367,963	0.95		1.06	1.47
Year ended 6/30/2012	9.82	–0.01	320,916	0.95		1.06	1.73
Year ended 6/30/2011	10.01	27.44	328,273	0.95		1.12	1.59
Class A
Six months ended 12/31/2015*	14.27	–9.40	44,612	1.20	[3]	1.25[3]	1.01[3]
Year ended 6/30/2015	15.92	5.07	52,752	1.20		1.24	0.92
Year ended 6/30/2014	15.50	24.68	59,173	1.20		1.26	2.71
Year ended 6/30/2013	12.57	29.25	35,251	1.20		1.31	1.21
Year ended 6/30/2012	9.86	–0.18	34,731	1.20		1.31	1.46
Year ended 6/30/2011	10.03	27.16	45,383	1.20		1.37	1.42
Class C
Six months ended 12/31/2015*	14.20	–9.70	4,089	1.95[3]		2.00[3]	0.26[3]
Year ended 6/30/2015	15.76	4.27	4,419	1.95		1.99	0.17
Year ended 6/30/2014	15.20	23.70	4,429	1.95		2.01	1.28
Year ended 6/30/2013	12.35	28.28	11,815	1.95		2.06	0.45
Year ended 6/30/2012	9.72	–0.92	12,062	1.95		2.06	0.73
Year ended 6/30/2011	9.92	26.11	14,036	1.95		2.12	0.61

	Six Months Ended	Year Ended June 30,
	December 31, 2015	2015	2014	2013	2012	2011
Portfolio turnover rate	22%	38%	33%	44%	42%	63%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$27.21	$0.17	$(2.51)	$(2.34)	$(0.39)	$—	$(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)
Class A
Six months ended 12/31/2015*	27.02	0.14	(2.49)	(2.35)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)
Class C
Six months ended 12/31/2015*	26.30	0.04	(2.42)	(2.38)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—
Class R
Six months ended 12/31/2015*	27.16	0.11	(2.51)	(2.40)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2015*	$24.48	–8.58%	$432,992	1.00%[3]	1.00%[3]	1.32%[3]
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	16.96	27.61	588,823	1.05	1.07	1.60
Class A
Six months ended 12/31/2015*	24.36	–8.68	157,049	1.25[3]	1.25[3]	1.06[3]
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	16.84	27.21	319,863	1.30	1.31	1.33
Class C
Six months ended 12/31/2015*	23.84	–9.06	28,308	2.00[3]	2.00[3]	0.28[3]
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	16.48	26.28	36,612	2.05	2.07	0.59
Class R
Six months ended 12/31/2015*	24.50	–8.82	12,382	1.50[3]	1.50[3]	0.83[3]
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	16.95	26.87	14,034	1.55	1.56	1.08

	Six Months Ended	Year Ended June 30,
	December 31, 2015	2015	2014	2013	2012	2011
Portfolio turnover rate	25%	39%	57%	41%	59%	43%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

*  Unaudited.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$40.43	$0.11	$(4.66)	$(4.55)	$(0.16)	$(4.43)	$(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)
Class A
Six months ended 12/31/2015*	39.91	0.07	(4.61)	(4.54)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)
Class C
Six months ended 12/31/2015*	36.24	(0.07)	(4.18)	(4.25)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—
Class R
Six months ended 12/31/2015*	40.04	0.02	(4.62)	(4.60)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)
Year ended 6/30/2012	24.95	0.00 [4]	0.97	0.97	—	—	—
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2015*	$31.29	–11.13%	$1,890,411	1.03%[3]	1.03%[3]	0.61%[3]
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	24.96	38.05	1,077,149	1.08	1.08	0.20
Class A
Six months ended 12/31/2015*	30.90	–11.24	404,426	1.28[3]	1.28[3]	0.35[3]
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	24.74	37.63	235,301	1.33	1.33	(0.06)
Class C
Six months ended 12/31/2015*	27.56	–11.58	87,958	2.03[3]	2.03[3]	(0.39)[3]
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	23.20	36.63	35,320	2.08	2.08	(0.81)
Class R
Six months ended 12/31/2015*	31.01	–11.35	15,143	1.53[3]	1.53[3]	0.11[3]
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	24.95	37.32	6,215	1.58	1.58	(0.30)

	Six Months Ended	Year Ended June 30,
	December 31, 2015	2015	2014	2013	2012	2011
Portfolio turnover rate	23%	54%	55%	66%	72%	62%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$61.67	$0.05	$(6.62)	$(6.57)	$(0.16)	$(5.65)	$(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)
Class A
Six months ended 12/31/2015*	61.27	(0.02)	(6.58)	(6.60)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)
Class C
Six months ended 12/31/2015*	53.25	(0.20)	(5.72)	(5.92)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2015*	$49.29	–10.51%	$798,262	1.11%[3]	1.11%[3]	0.18%[3]
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	41.83	–4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	43.90	40.29	254,187	1.08	1.08	(0.13)
Class A
Six months ended 12/31/2015*	48.96	–10.60	152,040	1.36[3]	1.36[3]	(0.07)[3]
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	43.84	39.94	64,100	1.33	1.33	(0.39)
Class C
Six months ended 12/31/2015*	41.68	–10.95	26,932	2.11[3]	2.11[3]	(0.82)[3]
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	40.11	38.93	11,727	2.08	2.08	(1.14)

	Six Months Ended	Year Ended June 30,
	December 31, 2015	2015	2014	2013	2012	2011
Portfolio turnover rate	17%	43%	43%	35%	37%	54%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Amount is less than $0.005.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$10.01	$0.03	$(0.96)	$(0.93)	$(0.04)	$(0.25)	$(0.29)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Six months ended 12/31/2015*	10.00	0.03	(0.97)	(0.94)	(0.03)	(0.25)	(0.28)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2015*	$8.79	–9.21%	$13,922	1.25%[3]		2.23%[3]		0.69%[3]
Year from 6/30/2014[4] to 6/30/2015	10.01	2.93	15,337	1.25		3.75		0.48
Class A
Six months ended 12/31/2015*	8.78	–9.34	364	1.50	[3]	2.48	[3]	0.59	[3]
Year from 6/30/2014[4] to 6/30/2015	10.00	2.71	130	1.50		4.25		0.29

	Six Months Ended December 31, 2015	Year Ended June 30, 2015
Portfolio turnover rate	39%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$11.93	$0.05	$(0.99)	$(0.94)	$(0.12)	$(0.61)	$(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Period from 12/31/2012[4] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—
Class A
Six months ended 12/31/2015*	11.91	0.04	(0.99)	(0.95)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[4] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2015*	$10.26	–7.81%	$5,604	1.10%[3]		4.10%[3]		0.91%[3]
Year ended 6/30/2015	11.93	–1.98	6,144	1.10		4.34		1.11
Year ended 6/30/2014	13.31	25.98	3,867	1.10		6.26		3.29
Period from 12/31/2012[4] to 6/30/2013	11.49	14.90	2,024	1.10	[3]	11.75	[3]	2.22	[3]
Class A
Six months ended 12/31/2015*	10.27	–7.86	101	1.35	[3]	4.35	[3]	0.67	[3]
Year ended 6/30/2015	11.91	–2.22	110	1.35		4.77		0.79
Period from 8/30/2013[4] to 6/30/2014	13.29	21.88	137	1.35	[3]	6.58	[3]	3.21	[3]

	Six Months Ended December 31,	Year Ended June 30,		Period December 31, 2012[4] through June 30,
	2015	2015	2014	2013
Portfolio turnover rate	26%	42%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$29.13	$0.33	$(2.69)	$(2.36)	$(0.49)	$(3.44)	$(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)
Class A
Six months ended 12/31/2015*	29.13	0.30	(2.70)	(2.40)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)
Class C
Six months ended 12/31/2015*	27.41	0.18	(2.54)	(2.36)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income (loss)
Class I
Six months ended 12/31/2015*	$22.84	–7.95%	$311,467	0.98%[3]		0.98%[3]		2.37%[3]
Year ended 6/30/2015	29.13	6.75	363,363	0.96		0.96		1.42
Year ended 6/30/2014	29.88	25.67	265,138	0.99		0.99		1.25
Year ended 6/30/2013	25.46	32.28	105,332	1.03		1.03		1.45
Year ended 6/30/2012	20.44	–0.20	41,079	1.10		1.10		1.73
Year ended 6/30/2011	21.12	42.81	39,014	1.11		1.11		0.74
Class A
Six months ended 12/31/2015*	22.87	–8.05	171,726	1.23	[3]	1.23	[3]	2.15	[3]
Year ended 6/30/2015	29.13	6.47	201,477	1.21		1.21		1.19
Year ended 6/30/2014	29.88	25.34	165,608	1.24		1.24		0.91
Year ended 6/30/2013	25.48	31.98	103,822	1.28		1.28		1.22
Year ended 6/30/2012	20.46	–0.45	32,022	1.35		1.35		1.45
Year ended 6/30/2011	21.12	42.40	34,908	1.36		1.36		0.58
Class C
Six months ended 12/31/2015*	21.37	–8.41	78,127	1.98	[3]	1.98	[3]	1.39	[3]
Year ended 6/30/2015	27.41	5.65	76,647	1.96		1.96		0.43
Year ended 6/30/2014	28.31	24.44	52,042	1.99		1.99		0.17
Year ended 6/30/2013	24.28	30.97	24,728	2.03		2.03		0.44
Year ended 6/30/2012	19.50	–1.22	11,308	2.10		2.10		0.69
Year ended 6/30/2011	20.21	41.35	12,160	2.11		2.11		(0.26)

	Six Months Ended	Year Ended June 30,
	December 31, 2015	2015	2014	2013	2012	2011
Portfolio turnover rate	34%	101%	45%	98%	123%	137%

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$12.22	$0.26	$(1.34)	$(1.08)	$(0.31)	$(0.50)	$(0.81)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)
Period from 12/31/2010[4] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)
Class A
Six months ended 12/31/2015*	12.65	0.25	(1.39)	(1.14)	(0.29)	(0.50)	(0.79)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)
Period from 2/28/2011[4] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2015*	$10.33	–8.91%	$27,791	0.80%[3]		1.14%[3]		4.37%[3]
Year ended 6/30/2015	12.22	0.69	33,958	0.80		1.05		3.75
Year ended 6/30/2014	12.85	19.71	21,399	0.80		1.34		4.61
Year ended 6/30/2013	11.83	18.45	11,348	0.80		1.85		4.51
Year ended 6/30/2012	10.57	7.76	8,588	0.80		2.81		5.06
Period from 12/31/2010[4] to 6/30/2011	10.37	5.90	7,765	0.80	[3]	3.75	[3]	4.60	[3]
Class A
Six months ended 12/31/2015*	10.72	–9.03	19,669	1.05	[3]	1.39	[3]	4.09	[3]
Year ended 6/30/2015	12.65	0.73	42,398	1.05		1.30		3.39
Year ended 6/30/2014	13.24	19.17	47,872	1.05		1.51		4.76
Year ended 6/30/2013	12.18	20.34	13,782	1.05		1.99		4.31
Year ended 6/30/2012	10.67	8.37	333	1.05		3.06		4.93
Period from 2/28/2011[4] to 6/30/2011	10.38	1.74	82	1.05	[3]	4.12	[3]	4.31	[3]

	Six Months Ended December 31,	Year Ended June 30,				Period December 31, 2010[4] through June 30,
	2015	2015	2014	2013	2012	2011
Portfolio turnover rate	63%	62%	53%	65%	38%	39%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2015*	$12.51	$0.39	$(1.36)[3]	$(0.97)	$(0.40)	$(0.09)	$(0.49)
Year ended 6/30/2015	13.37	0.70	(0.75)[3]	(0.05)	(0.71)	(0.10)	(0.81)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)
Class A
Six months ended 12/31/2015*	12.43	0.38	(1.36)[3]	(0.98)	(0.38)	(0.09)	(0.47)
Year ended 6/30/2015	13.29	0.67	(0.75)[5]	(0.08)	(0.68)	(0.10)	(0.78)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)
Class C
Six months ended 12/31/2015*	12.50	0.33	(1.37)[3]	(1.04)	(0.34)	(0.09)	(0.43)
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Period from 12/31/2012[6] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver		Expenses, before reimbursement/ waiver		Net investment income
Class I
Six months ended 12/31/2015*	$11.05	–7.83%	$1,689,368	0.70%[4]		0.74%[4]		6.55%[4]
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70		0.73		5.56
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70		0.75		5.82
Year ended 6/30/2013	12.83	11.70	686,718	0.70		0.75		6.23
Year ended 6/30/2012	12.28	6.02	426,041	0.70		0.76		7.76
Year ended 6/30/2011	12.79	18.45	187,319	0.70		0.75		7.15
Class A
Six months ended 12/31/2015*	10.98	–7.93	568,746	0.95	[4]	0.99	[4]	6.32	[4]
Year ended 6/30/2015	12.43	–0.54	682,129	0.95		0.98		5.31
Year ended 6/30/2014	13.29	11.28	607,104	0.95		1.00		5.59
Year ended 6/30/2013	12.75	11.37	410,060	0.95		1.00		5.91
Year ended 6/30/2012	12.21	5.66	105,472	0.95		1.01		7.47
Year ended 6/30/2011	12.73	18.11	53,832	0.95		1.01		6.88
Class C
Six months ended 12/31/2015*	11.03	–8.38	2,586	1.70	[4]	1.74	[4]	5.59	[4]
Year ended 6/30/2015	12.50	–1.25	3,581	1.70		1.73		4.53
Year ended 6/30/2014	13.36	10.40	3,623	1.70		1.75		4.72
Period from 12/31/2012[6] to 6/30/2013	12.82	1.91	812	1.70	[4]	1.74	[4]	4.73	[4]

	Six Months Ended December 31,	Year Ended June 30,
	2015	2015	2014	2013	2012	2011
Portfolio turnover rate	17%	44%	51%	66%	57%	139%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Redemption fees per share were less than $0.005.

4  Annualized.

5  Includes redemption fees per share of $0.01.

6  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2015 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series, one of which had not commenced operations as of December 31, 2015. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2015:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$463,748,049	$627,850,201	$2,179,598,527	$968,074,538	$13,753,138
Investment Companies	—	—	—	—	429,569
Money Market Funds	6,428,194	12,571,611	53,843,128	14,817,605	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	158,428,245	9,861,212	—
Industrials	—	—	64,474,105	—	—
Time Deposits	1,040,248	2,137,012	45	1,547,750	118,387
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$471,216,491	$642,558,824	$2,456,344,050	$994,301,105	$14,301,094

	Global Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$3,230,141	$375,302,195	$23,979,231	$9,541,024
Investment Companies	—	915,580	293,231	—
Preferred Stocks	—	558,373	498,705	79,767,746
Convertible Preferred Stocks	—	—	—	—
Warrants	—	4,169,125	—	3,317,895
Money Market Funds	—	2,005,140	—	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	293,975	—	—	—
Consumer Staples	105,716	—	—	—
Energy	326,477	21,815,311	1,223,809	—
Financials	376,553	13,568,916	—	—
Health Care	177,660	—	295,871	—
Industrials	828,027	60,902,339	1,390,917	—
Information Technology	70,563	—	211,687	—
Telecommunication Services	28,589	—	—	—
Preferred Stocks:
Financials	—	328,560	—	—
Convertible Preferred Stocks:
Energy/Oil Field Equipment & Services	—	—	67,567	2,282,985
Convertible Bonds	—	4,850,313	409,493	22,250,227
Corporate Bonds	—	42,737,137	15,947,092	1,939,212,752
Asset-Backed Securities	—	—	—	34,710,504
Term Loans	—	17,489,339	824,651	45,008,812
Time Deposits	74,849	3,756,508	2,125,758	77,546,803
Level 3 — Significant unobservable inputs:
Common Stocks:
Consumer Discretionary/Automakers	—	—	0	0
Energy/Energy — Exploration & Production	—	—	0	0
Preferred Stocks:
Energy/Energy — Exploration & Production	—	—	11,645	1,548,909
Corporate Bonds	—	—	—	0
Total Investments	$5,512,550	$548,398,836	$47,279,657	$2,215,187,657
Other Financial Instruments
Level 1 — Quoted prices in an active market		$—	$—	$—
Level 2 — Other significant observable market inputs:
Futures Contracts*		475,635	—	—
Credit Default Swap Contracts*		—	11,675	574,111
Level 3 — Significant unobservable inputs		—	—	—
Total Other Financial Instruments		$475,635	$11,675	$574,111

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $385,867 for the Global Value Fund, $30,983,155 for the Value Opportunities Fund and $144,686 for the Capital Income Fund using market values as of December 31, 2015. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on December 31, 2015. There were transfers from Level 2 to Level 1 of $21,353 for the Global Value Fund and $137,154 for the Capital Income Fund using market values as of December 31, 2015. The transfers were due to securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 1 to Level 2 of $169,390 for the Value Opportunities Fund and $23,142 for the Capital Income Fund using market values as of December 31, 2015. The transfers were due to lack of trading volume on December 31, 2015. There were no transfers between Levels during the six months ended December 31, 2015 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund and High Yield Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2015:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums paid for credit default swap contracts	$—	$9,092	$118,120
	Unrealized appreciation on credit default swap contracts	—	11,675	574,111
Foreign Exchange Contracts:
Futures Contracts	Net unrealized appreciation of futures contracts*	475,635	—	—

* Includes cumulative appreciation of futures contracts as reported in the "Net Assets consist of:" section on the Statements of Assets & Liabilities.

The following is a summary of the Funds' realized gains and change in unrealized appreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2015:

Realized Gains on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$17,239	$207,428
Foreign Exchange Contracts:
Futures Contracts	1,489,014	—	—

Change in Unrealized Appreciation on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$11,675	$511,321
Foreign Exchange Contracts:
Futures Contracts	1,069,878	—	—

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2015:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	1	1
Average Notional Amount — Credit Default Swap Contracts	$—	$(1,215,000)	$(31,633,333)
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(537)	—	—
Average Notional Amount — Futures Contracts	$(56,337,844)	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2015:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Credit Default Swap Contracts:
Capital Income	$11,675	$—	$11,675	$—	$—	$11,675
High Yield	574,111	—	574,111	—	—	574,111
Futures Contracts:
Value Opportunities	226,438	—	226,438	—	226,438	—
Liabilities:
Securities Lending:
Diversified Value	6,428,194	—	6,428,194	6,428,194	—	—
Large Cap Value	12,571,611	—	12,571,611	12,571,611	—	—
Mid-Cap Value	53,843,128	—	53,843,128	53,843,128	—	—
Small Cap Value	14,817,605	—	14,817,605	14,817,605	—	—
Value Opportunities	2,005,140	—	2,005,140	2,005,140	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2016.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the six months ended December 31, 2015, Stephens Inc. did not receive any front-end sales charges for Class A shares.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2015, the Funds' purchases and sales of securities pursuant to Rule 17a-7 under the 1940 Act were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$—	$—	$—	$—	$—	$—	$—	$—	$419,630
Sales	—	—	—	—	—	—	—	2,785,757	—

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2015 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$110,427,225	$167,796,667	$662,358,772	$180,695,248	$6,135,553	$1,469,198	$205,476,941	$35,963,573	$405,923,368
Sales	127,977,550	180,645,827	1,198,703,208	229,453,539	5,726,201	1,785,262	237,516,713	58,764,488	543,285,231

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2015.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2015:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$527,118,278	$724,396,689	$3,181,967,638	$1,042,323,882	$15,077,555	$6,173,605	$630,903,794	$73,794,369	$2,622,101,979
Gross unrealized appreciation	74,344,113	77,686,943	395,427,478	200,505,353	1,357,745	553,911	48,513,867	4,631,124	47,049,065
Gross unrealized depreciation	(68,062,289)	(93,306,008)	(290,037,069)	(92,405,372)	(1,147,856)	(476,129)	(43,369,942)	(4,085,549)	(106,596,519)
Net unrealized appreciation (depreciation)	6,281,824	(15,619,065)	105,390,409	108,099,981	209,889	77,782	5,143,925	545,575	(59,547,454)
Distributable ordinary income (as of 6/30/15)	6,224,082	9,065,264	38,834,103	12,487,668	39,482	66,482	29,563,580	763,094	8,843,036
Distributable long-term gains (as of 6/30/15)	—	—	172,079,618	55,316,637	223,457	154,265	42,273,973	832,386	13,331,886
Total distributable earnings	6,224,082	9,065,264	210,913,721	67,804,305	262,939	220,747	71,837,553	1,595,480	22,174,922
Other accumulated gains (losses)	(633,573,972)	(1,057,018,542)	1	(612)	(2,623)	11	(699)	(70,557)	(3,062,197)
Total accumulated gains (losses)	$(621,068,066)	$(1,063,572,343)	$316,304,131	$175,903,674	$470,205	$298,540	$76,980,779	$2,070,498	$(40,434,729)

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2015, the Capital Income Fund held securities with $10,818 of net unrealized appreciation relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2015, the Global Value Fund held securities with $35,935 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2015, the Small Cap Diversified Value Fund held securities with $368,476 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2015 and 2014, capital loss carryovers as of June 30, 2015, and any tax basis late year losses as of June 30, 2015, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2015					June 30, 2014
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$12,803,931	$—	$(633,573,972)[1]	$66,905,320	$—	$5,434,850	$—
Large Cap Value	21,717,397	—	(1,057,018,542)[2]	80,515,360	—	7,984,056	—
Mid-Cap Value	44,412,431	266,887,010	—	—	—	7,653,890	—
Small Cap Value	20,071,822	100,654,562	—	—	—	21,241,525	45,475,686
Small Cap Diversified Value*	102,942	42,529	—	—	—	—	—
Global Value	190,514	215,575	—	—	—	163,376	59,905
Value Opportunities	16,452,433	30,736,003	—	—	—	11,464,397	8,548,334
Capital Income	3,371,754	713,388	—	—	—	1,996,888	585,393
High Yield	124,042,629	14,239,999	—	—	—	86,349,686	8,682,719

* The Fund commenced operations on June 30, 2014.

1  $392,036,711 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2  $614,422,104 expires on 6/30/2017 and $442,596,438 expires on 6/30/2018.

As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties. The tax years ended June 30, 2012 through June 30, 2015 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2015
Diversified Value Fund
Class I	2,244,454	$33,589,867	433,133	$6,111,503	(3,676,448)	$(55,142,721)	(998,861)	$(15,441,351)
Class A	124,464	1,863,890	16,810	238,372	(328,842)	(4,982,303)	(187,568)	(2,880,041)
Class C	52,078	753,412	441	6,229	(44,876)	(666,559)	7,643	93,082
Total net increase (decrease)	2,420,996	36,207,169	450,384	6,356,104	(4,050,166)	(60,791,583)	(1,178,786)	(18,228,310)
Large Cap Value Fund
Class I	1,823,991	46,904,138	267,389	6,476,172	(2,024,121)	(52,199,391)	67,259	1,180,919
Class A	461,632	11,821,235	65,397	1,576,071	(1,171,572)	(29,783,567)	(644,543)	(16,386,261)
Class C	178,246	4,398,968	2,073	48,923	(546,636)	(13,589,614)	(366,317)	(9,141,723)
Class R	105,985	2,722,366	3,040	73,717	(77,368)	(1,982,308)	31,657	813,775
Total net increase (decrease)	2,569,854	65,846,707	337,899	8,174,883	(3,819,697)	(97,554,880)	(911,944)	(23,533,290)
Mid-Cap Value Fund
Class I	4,989,459	182,633,395	7,474,912	231,199,037	(13,691,286)	(504,556,147)	(1,226,915)	(90,723,715)
Class A	990,088	34,598,085	1,244,368	38,002,986	(4,843,793)	(177,954,066)	(2,609,337)	(105,352,995)
Class C	157,277	4,512,303	305,016	8,314,737	(820,614)	(25,243,746)	(358,321)	(12,416,706)
Class R	79,573	2,721,892	35,959	1,102,498	(93,779)	(3,448,286)	21,753	376,104
Total net increase (decrease)	6,216,397	224,465,675	9,060,255	278,619,258	(19,449,472)	(711,202,245)	(4,172,820)	(208,117,312)
Small Cap Value Fund
Class I	2,527,957	137,869,030	1,199,125	58,061,643	(2,968,357)	(164,310,522)	758,725	31,620,151
Class A	497,631	27,192,425	239,836	11,536,114	(808,161)	(44,718,073)	(70,694)	(5,989,534)
Class C	40,359	1,750,972	49,001	2,007,100	(103,658)	(4,984,155)	(14,298)	(1,226,083)
Total net increase (decrease)	3,065,947	166,812,427	1,487,962	71,604,857	(3,880,176)	(214,012,750)	673,733	24,404,534

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2015
Small Cap Diversified Value Fund[a]
Class I	—	$—	51,926	$449,679	—	$—	51,926	$449,679
Class A	27,471	251,819	1,311	11,340	(251)	(2,473)	28,531	260,686
Total net increase (decrease)	27,471	251,819	53,237	461,019	(251)	(2,473)	80,457	710,365
Global Value Fund[b]
Class I	21,127	218,624	34,821	350,644	(24,943)	(292,177)	31,005	277,091
Class A	4,425	53,000	632	6,363	(4,426)	(50,150)	631	9,213
Total net increase (decrease)	25,552	271,624	35,453	357,007	(29,369)	(342,327)	31,636	286,304
Value Opportunities Fund
Class I	3,788,847	94,939,958	1,386,534	31,294,079	(4,011,246)	(107,158,960)	1,164,135	19,075,077
Class A	1,714,077	45,315,355	923,754	20,876,846	(2,046,616)	(53,361,505)	591,215	12,830,696
Class C	868,725	20,609,062	357,550	7,555,041	(367,788)	(9,045,937)	858,487	19,118,166
Total net increase (decrease)	6,371,649	160,864,375	2,667,838	59,725,966	(6,425,650)	(169,566,402)	2,613,837	51,023,939
Capital Income Fund
Class I	1,024,880	10,886,677	99,888	1,057,435	(1,211,932)	(13,801,669)	(87,164)	(1,857,557)
Class A	143,782	1,737,954	124,044	1,367,764	(1,782,889)	(21,636,707)	(1,515,063)	(18,530,989)
Total net increase (decrease)	1,168,662	12,624,631	223,932	2,425,199	(2,994,821)	(35,438,376)	(1,602,227)	(20,388,546)
High Yield Fund
Class I	34,174,994	400,765,051	4,769,377	55,382,628	(50,798,325)	(598,102,364)[1]	(11,853,954)	(141,954,685)
Class A	3,511,063	41,687,418	2,154,049	24,862,605	(8,725,879)	(102,762,634)[1]	(3,060,767)	(36,212,611)
Class C	56,920	677,411	5,260	60,811	(114,159)	(1,320,892)[1]	(51,979)	(582,670)
Total net increase (decrease)	37,742,977	443,129,880	6,928,686	80,306,044	(59,638,363)	(702,185,890)	(14,966,700)	(178,749,966)
Year Ended June 30, 2015
Diversified Value Fund
Class I	5,801,870	90,776,761	754,476	11,339,777	(7,624,636)	(119,399,654)	(1,068,290)	(17,283,116)
Class A	468,469	7,275,362	43,270	652,506	(1,015,064)	(15,812,307)	(503,325)	(7,884,439)
Class C	78,136	1,213,550	1,125	16,860	(90,182)	(1,395,205)	(10,921)	(164,795)
Total net increase (decrease)	6,348,475	99,265,673	798,871	12,009,143	(8,729,882)	(136,607,166)	(1,582,536)	(25,332,350)
Large Cap Value Fund
Class I	4,280,905	113,995,916	540,634	14,075,352	(5,964,207)	(161,943,181)	(1,142,668)	(33,871,913)
Class A	1,366,332	36,079,025	172,790	4,473,387	(2,882,728)	(75,877,206)	(1,343,606)	(35,324,794)
Class C	750,023	19,349,234	18,432	466,792	(207,366)	(5,433,992)	561,089	14,382,034
Class R	153,859	4,123,248	7,592	197,836	(135,675)	(3,648,224)	25,776	672,860
Total net increase (decrease)	6,551,119	173,547,423	739,448	19,213,367	(9,189,976)	(246,902,603)	(1,899,409)	(54,141,813)
Mid-Cap Value Fund
Class I	18,607,037	782,048,516	5,233,267	203,574,095	(18,508,793)	(785,001,812)	5,331,511	200,620,799
Class A	3,393,489	142,663,703	1,401,404	53,883,999	(8,434,347)	(350,666,927)	(3,639,454)	(154,119,225)
Class C	351,372	13,129,293	233,747	8,195,168	(793,633)	(30,265,856)	(208,514)	(8,941,395)
Class R	164,928	6,833,925	29,401	1,135,778	(279,381)	(11,658,131)	(85,052)	(3,688,428)
Total net increase (decrease)	22,516,826	944,675,437	6,897,819	266,789,040	(28,016,154)	(1,177,592,726)	1,398,491	33,871,751

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2015
Small Cap Value Fund
Class I	5,457,516	$337,618,299	1,064,758	$61,457,813	(2,883,746)	$(179,382,881)	3,638,528	$219,693,231
Class A	1,136,077	69,792,007	260,267	14,947,145	(1,302,186)	(81,149,357)	94,158	3,589,795
Class C	67,964	3,583,474	54,600	2,736,546	(193,735)	(10,641,952)	(71,171)	(4,321,932)
Total net increase (decrease)	6,661,557	410,993,780	1,379,625	79,141,504	(4,379,667)	(271,174,190)	3,661,515	218,961,094
Small Cap Diversified Value Fund[a]
Class I*	1,523,152	15,379,897	15,041	142,892	(6,369)	(63,518)	1,531,824	15,459,271
Class A*	13,213	132,500	271	2,578	(493)	(5,041)	12,991	130,037
Total net increase (decrease)	1,536,365	15,512,397	15,312	145,470	(6,862)	(68,559)	1,544,815	15,589,308
Global Value Fund[b]
Class I	197,769	2,424,855	34,177	386,888	(7,394)	(87,949)	224,552	2,723,794
Class A	2,101	26,271	947	10,720	(4,123)	(48,459)	(1,075)	(11,468)
Total net increase (decrease)	199,870	2,451,126	35,124	397,608	(11,517)	(136,408)	223,477	2,712,326
Value Opportunities Fund
Class I	5,866,864	169,563,337	601,633	15,937,260	(2,868,306)	(81,441,127)	3,600,191	104,059,470
Class A	4,207,087	121,331,659	482,759	12,802,765	(3,314,597)	(94,175,936)	1,375,249	39,958,488
Class C	1,146,520	31,325,419	142,433	3,567,942	(330,689)	(8,991,008)	958,264	25,902,353
Total net increase (decrease)	11,220,471	322,220,415	1,226,825	32,307,967	(6,513,592)	(184,608,071)	5,933,704	169,920,311
Capital Income Fund
Class I	2,254,647	27,957,139	83,551	1,031,748	(1,225,539)	(15,194,349)	1,112,659	13,794,538
Class A	2,552,457	33,029,293	176,278	2,245,471	(2,995,280)	(38,569,365)	(266,545)	(3,294,601)
Total net increase (decrease)	4,807,104	60,986,432	259,829	3,277,219	(4,220,819)	(53,763,714)	846,114	10,499,937
High Yield Fund
Class I	118,586,577	1,503,675,337	5,591,916	70,620,729	(43,696,611)	(554,448,480)[2]	80,481,882	1,019,847,586
Class A	19,316,095	244,902,231	2,955,264	37,169,600	(13,081,404)	(165,555,411)[2]	9,189,955	116,516,420
Class C	116,003	1,494,869	6,735	84,989	(107,303)	(1,350,983)[2]	15,435	228,875
Total net increase (decrease)	138,018,675	1,750,072,437	8,553,915	107,875,318	(56,885,318)	(721,354,874)	89,687,272	1,136,592,881

a  The Small Cap Diversified Value Fund had a single shareholder, Stephens Inc., which individually held 95.6% of the total shares outstanding as of December 31, 2015 and Stephens Investment Holdings LLC, which individually held 97.3% of the total shares outstanding as of June 30, 2015.

b  The Global Value Fund had a single shareholder, Davis Family Trust, which individually held 26.0% of the total shares outstanding as of December 31, 2015 and 25.7% of the total shares outstanding as of June 30, 2015.

*  Commenced operations on June 30, 2014.

1  Net of redemption fees of $269,520 for Class I, $15,738 for Class A and $300 for Class C.

2  Net of redemption fees of $179,374 for Class I, $296,390 for Class A and $1,000 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2015, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2015	Additions	Reductions	Share Balance At December 31, 2015	Dividend Income	Value At December 31, 2015
Cairn Energy PLC	30,408,600	1,888,800	—	32,297,400	$—	$74,748,248
Comstock Resources, Inc.	5,728,300	—	625,500	5,102,800	—	9,542,236
Con-way, Inc.+	2,811,800	55,100	2,866,900	—	425,850	—
Navistar International Corp.	3,732,600	1,873,200	—	5,605,800	—	49,555,272
Ophir Energy PLC	49,018,000	9,162,300	175,000	58,005,300	—	83,679,997
					$425,850

+ Issuer was not an affiliate as of December 31, 2015.

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2015	Additions	Reductions		Share Balance At December 31, 2015	Dividend Income	Value At December 31, 2015
Hanger, Inc.	1,631,900	687,300	53,400		2,265,800	$—	$37,272,410
Hudson Global, Inc.	2,266,700	—	—		2,266,700	—	6,618,764
Miller Industries, Inc.	848,800	—	—		848,800	271,616	18,486,864
Noranda Aluminum Holding Corp.	5,601,500	—	4,801,284	+	800,216	—	256,069
Real Industry, Inc.	2,518,508	—	—		2,518,508	—	20,223,619
Rush Enterprises, Inc.	1,581,100	280,300	—		1,861,400	—	40,746,046
						$271,616

+ Reduced due to reverse stock split.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2015, the Capital Income Fund and High Yield Fund had outstanding bridge loan commitments of $860,000 and $84,040,000, respectively.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncement. In May 2015, the FASB issued Accounting Standards Update ("ASU") No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. The Funds did not early adopt this guidance and are evaluating the impact of the ASU on future reporting periods.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2015.

For the year ended June 30, 2015, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 58.82%, Large Cap Value Fund — 56.68%, Mid-Cap Value Fund — 71.21%, Small Cap Value Fund — 45.22%, Small Cap Diversified Value Fund — 87.18%, Global Value Fund — 15.65%, Value Opportunities Fund — 17.31%, Capital Income Fund — 28.58%, High Yield Fund — 4.54%.

For the year ended June 30, 2015, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 76.77%, Small Cap Value Fund — 56.87%, Small Cap Diversified Value Fund — 88.28%, Global Value Fund — 75.00%, Value Opportunities Fund — 36.40%, Capital Income Fund — 43.35%, High Yield Fund — 4.54%. Shareholders should consult their tax advisors.

For the year ended June 30, 2015, the Global Value Fund earned foreign source income of $90,296 and paid foreign taxes of $5,404, which it intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2015, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.05%, Small Cap Value Fund — 0.02%, Small Cap Diversified Value Fund — 0.02%, Global Value Fund — 0.01%, Value Opportunities Fund — 8.15%, Capital Income Fund — 41.64%, High Yield Fund — 85.03%. For the year ended June 30, 2015, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 62.52%, Small Cap Value Fund — 92.12%, Small Cap Diversified Value Fund — 76.62%, Global Value Fund — 39.97%, Value Opportunities Fund — 56.43%, Capital Income Fund — 13.25%, High Yield Fund — 2.13%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2015 – December 31, 2015).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$907.10	$4.55	$1,000.00	$1,020.36	$4.82	0.95%
Class A	1,000.00	906.00	5.75	1,000.00	1,019.10	6.09	1.20
Class C	1,000.00	903.00	9.33	1,000.00	1,015.33	9.88	1.95
Large Cap Value Fund
Class I	1,000.00	914.20	4.81	1,000.00	1,020.11	5.08	1.00
Class A	1,000.00	913.20	6.01	1,000.00	1,018.85	6.34	1.25
Class C	1,000.00	909.40	9.60	1,000.00	1,015.08	10.13	2.00
Class R	1,000.00	911.80	7.21	1,000.00	1,017.60	7.61	1.50
Mid-Cap Value Fund
Class I	1,000.00	888.70	4.89	1,000.00	1,019.96	5.23	1.03
Class A	1,000.00	887.60	6.07	1,000.00	1,018.70	6.50	1.28
Class C	1,000.00	884.20	9.61	1,000.00	1,014.93	10.28	2.03
Class R	1,000.00	886.50	7.26	1,000.00	1,017.44	7.76	1.53
Small Cap Value Fund
Class I	1,000.00	894.90	5.29	1,000.00	1,019.56	5.63	1.11
Class A	1,000.00	894.00	6.47	1,000.00	1,018.30	6.90	1.36
Class C	1,000.00	890.50	10.03	1,000.00	1,014.53	10.68	2.11
Small Cap Diversified Value Fund
Class I	1,000.00	907.90	5.99	1,000.00	1,018.85	6.34	1.25
Class A	1,000.00	906.60	7.19	1,000.00	1,017.60	7.61	1.50
Global Value Fund
Class I	1,000.00	921.90	5.31	1,000.00	1,019.61	5.58	1.10
Class A	1,000.00	921.40	6.52	1,000.00	1,018.35	6.85	1.35
Value Opportunities Fund
Class I	1,000.00	920.50	4.73	1,000.00	1,020.21	4.98	0.98
Class A	1,000.00	919.50	5.93	1,000.00	1,018.95	6.24	1.23
Class C	1,000.00	915.90	9.54	1,000.00	1,015.18	10.03	1.98

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio
Capital Income Fund
Class I	$1,000.00	$910.90	$3.84	$1,000.00	$1,021.11	$4.06	0.80%
Class A	1,000.00	909.70	5.04	1,000.00	1,019.86	5.33	1.05
High Yield Fund
Class I	1,000.00	921.70	3.38	1,000.00	1,021.62	3.56	0.70
Class A	1,000.00	920.70	4.59	1,000.00	1,020.36	4.82	0.95
Class C	1,000.00	916.20	8.19	1,000.00	1,016.59	8.62	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (366).

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1215-0216

DECEMBER 31, 2015

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 26, 2016

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	February 26, 2016

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